As filed with the Securities and Exchange Commission on February 8, 2008

1933 Act Registration No. 33-3677

1940 Act Registration No. 811-4603

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 38	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 39	☒
(Check appropriate box or boxes)

THRIVENT SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices)

(612) 844-5704

(Registrant’s Telephone Number, including Area Code)

JOHN L. SULLIVAN

THRIVENT SERIES FUND, INC.

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☒	on (April 30, 2008) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Thrivent Series Fund, Inc.

Prospectus

April 30, 2008

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Partner Emerging Markets Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Utilities Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Thrivent Partner Worldwide Allocation Portfolio

Investment Objective

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Principal Strategies

The Portfolio seeks to achieve its objective by investing primarily in equity and debt securities of issuers throughout the world. The Portfolio seeks to diversify its portfolio broadly among developed and emerging countries (possibly including the U.S.) and among multiple asset classes. The equity securities in which the Portfolio invests may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. The debt securities in which the Portfolio invests may be of any maturity or credit quality and may include high-yield, high-risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” At the time of purchase, these high-yield, high-risk debt securities are rated within or below the “BB” major rating category by Standard & Poor’s or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality.

The Adviser will make asset allocation decisions among the various asset classes and has selected multiple subadvisers to manage each such class, although the Adviser will directly manage the Fund’s assets that are allocated to U.S. securities. The subadvisers invest independently of one another and use their own methodologies, as described below, for selecting assets.

The Portfolio will generally make the following allocations among the broad asset classes listed below:

International large-cap growth	15-45%
International large-cap value	15-45%
Emerging markets equity	0-30%
Emerging markets debt	0-30%
International small- and mid-cap equities	0-30%
U.S. securities	0-20%

The Portfolio’s actual holdings in each broad asset category may be outside the applicable allocation range from time to time due to differing investment performances among asset classes. These allocations may change without shareholder approval or advance notice to shareholders to the extent consistent with applicable law.

Principal Global Investors, LLC (“Principal”)

Principal’s investment focus for the Portfolio is large-cap foreign equities, although Principal may invest in securities of issuers of any capitalization size. Principal’s stock selection reflects a growth style and is based on the belief that superior stock selection and disciplined risk management provide consistent out performance. Principal focuses on companies with improving and sustainable business fundamentals, rising investor expectations and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, Principal leverages technology in its research-driven approach and seeks to neutralize unintended portfolio risks. Principal may sell securities for a variety of reasons, such as to secure gains, limit losses or reposition assets into more promising opportunities.

Mercator Asset Management LP (“Mercator”)

Mercator’s investment focus for the Portfolio is large-cap foreign equities, although Mercator may invest in securities of issuers of any capitalization size. Mercator combines a relative value style with bottom-up stock analysis. The goal of the investment team is to maximize returns on a risk-adjusted basis. Mercator’s approach is to identify attractive, undervalued securities that have good earnings prospects. Using initial screens based on historical data, Mercator uses its proprietary database to identify securities that are inexpensive relative to their respective historical prices, industries and markets. Mercator subjects the most attractive stocks to fundamental investment research techniques, which seek to validate projected financial data and consider company, industry and macro factors. Mercator will consider selling a security when fundamental investment research techniques indicate that the security is less attractive than alternative investments.

Aberdeen Asset Management Inc. (“Aberdeen”)

Aberdeen’s investment focus for the Portfolio is emerging markets equity. Aberdeen uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.

Victory Capital Management Inc. (“Victory”)

Victory’s investment focus for the Portfolio is foreign small- and mid-cap equities. Victory aims to produce a portfolio of high quality and exceptionally dynamic companies, with a focus on those operating in industries offering attractive investment opportunities as a result of long-term changes. Victory seeks to find companies with the highest probability of achieving success through industry-leading proprietary products and services, sustainable margins and strong balance sheets.

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Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM’s investment focus for the Portfolio is emerging markets debt securities. GSAM uses an even balance of fundamental, quantitative and technical considerations within its investment discipline. GSAM’s country selection decisions rely primarily on fundamental analysis, which provides for a comprehensive understanding of the finances, political events and macroeconomic conditions of a country. GSAM’s security selection process considers a balance of quantitative, technical and fundamental factors, employing proprietary models to form a strategic view for emerging market debt securities.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objective.

Market Risk. Over time stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The same sort of cycle may also occur with bond prices. The value of the Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock and bond markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Foreign Securities Risk. Securities of foreign companies in which the Portfolio invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of foreign markets, and higher transaction costs. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on security prices and impair the Portfolio’s ability to repatriate capital or income. In addition, the issuer of non-U.S. sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling, for economic reasons or otherwise, to repay the principal or interest when due. The Portfolio is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Foreign securities generally have a less liquid resale market. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Portfolio may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Portfolio.

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Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

High Yield Risk. High yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the Portfolio may lose its investment in that emerging market debt security.

Allocation Risk. The Portfolio’s investment performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods. Therefore, a principal risk of investing in the Portfolio is that the allocation strategies used and the allocation decisions made will not produce the desired results.

Multi-Manager Risk. The investment styles employed by the subadvisers may not be complementary. The interplay of the various strategies employed by the subadvisers may result in the Portfolio indirectly holding positions in certain types of securities, industries or sectors. These positions may be detrimental to a Portfolio’s performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from a Portfolio’s realization of capital gains. It is also possible that one subadviser could be selling a particular security or security from a certain country while another subadviser could be purchasing the same security or a security from that same country.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadvisers in assessing the potential of the securities in which the Portfolio’s invests. The Adviser and subadvisers’ assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.90%
Other Expenses[1]	0.24%
Total Annual Portfolio Operating Expenses	1.14%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Worldwide Allocation Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of         % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$116	$362

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Thrivent Equity Income Plus Portfolio

Investment Objectives

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

Principal Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in income-producing equity securities. The Adviser expects to achieve long-term capital growth by purchasing income-producing equity securities that appreciate in value. The equity securities in which the Portfolio invests may include common stock, preferred stock, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. The Portfolio may invest in domestic and foreign real estate investment trusts (REITs), American Depositary Receipts (ADRs) and emerging market equities. The Portfolio may also write (sell) covered call or put options against a portion of the Portfolio’s assets. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its net assets invested in income-producing equity securities from 80% to a lesser amount, it would notify you at least 60 days prior to this change.

The Adviser uses fundamental, quantitative and technical investment research techniques to determine which securities to buy and sell. Fundamental, quantitative and technical investment techniques are defined on page __. The Adviser focuses on factors that may vary depending on market conditions, seeking a portfolio of securities that is broadly diversified across economic sectors and industries. The Adviser constructs portfolios using a “top-down” approach that focuses on broad economic trends and a “bottom-up” approach that focuses on company fundamentals, including dividend-payment history, payout ratios and expected growth.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of a Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Preferred Stock Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a

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company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Real Estate Investment Trust (REIT) Risk. REITS generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of, and incomes from, the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All REIT types may be affected by changes in interest rates. REITs are subject to additional risks, including the fact that they are dependent on specialized management skills that may affect the REITs’ abilities to generate cash flows for operating purposes and for making shareholder distributions. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. As with any investment, there is a risk that REIT securities and other real estate industry investments may be overvalued at the time of purchase. By investing in REITs indirectly through a Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.

Option Writing Risk. The Portfolio may write (sell) covered call and put options on any securities in which the Portfolio may invest or on any securities index consisting of securities in which it may invest. The writer of a call option has the obligation to sell the underlying instrument during the option period, and the writer of a put option has the obligation to buy the underlying instrument during the option period. The writing of options is a highly specialized activity that involves special investment risks. Options may be used for either hedging or cross-hedging purposes or to seek to increase total return. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and the markets of the underlying instruments. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the securities or indices on which options are written and the securities in a Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio’s transaction costs. Options written by the Portfolio may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser in assessing the potential of the securities in which the Portfolio invests. The Adviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.65%
Other Expenses[1]	0.42%
Total Annual Portfolio Operating Expenses	1.07%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Equity Income Plus Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

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EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$109	$340

10

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Thrivent Partner Emerging Markets Portfolio

Investment Objective

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Principal Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in emerging market common stocks but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stocks. Emerging market equities are securities of issuers that have their principal securities trading markets in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue or assets from goods produced, sales made or service performed in emerging market countries; or are organized under the laws of, and have a principal office in, an emerging market country. An “emerging market” country is any country determined by the adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. The Portfolio’s investment are ordinarily diversified among regions, countries and currencies.

Aberdeen Asset Management Inc. (“Aberdeen”)

Aberdeen, the Portfolio’s subadviser, uses a disciplined investment process based on its proprietary research to determine security selection. Aberdeen seeks to identify “quality” companies, based on factors such as strength of management and business, that trade at reasonable valuations, based on factors such as earnings growth and other key financial measurements. Aberdeen makes investments for the long-term, although it may sell a security when it perceives a company’s business direction or growth prospects to have changed or the company’s valuations are no longer attractive.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of a Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Portfolio performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries, and events in any one country could cause the Portfolio’s share price to decline.

Foreign Securities Risk. Securities of foreign companies in which the Portfolio invests generally carry more risk than securities of U.S. companies. The economies and financial markets of certain regions—such as Latin America, Asia, Europe and the Mediterranean region—can be highly interdependent and may decline at the same time. Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of foreign markets, and higher transaction costs. The Portfolio’s investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on security prices and impair the Portfolio’s ability to repatriate capital or income. The Portfolio is also subject to the risk that the value of a foreign currency may decline against the U.S. dollar, which would reduce the dollar value of securities denominated in that currency. The overall impact of such a decline of foreign currency can be significant, unpredictable, and long lasting, depending on the currencies represented, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the Portfolio does not engage in extensive

12

foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. As a result, the Portfolio may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	1.20%
Other Expenses[1]	0.60%
Total Annual Portfolio Operating Expenses	1.80%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Emerging Markets Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$183	$566

13

Thrivent Partner Socially Responsible Stock Portfolio

Investment Objective

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Principal Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in common stock. The Portfolio invests primarily in the common stocks of U.S. large-cap companies that have market capitalizations similar to those in the S&P 500 Index. The Portfolio may, however, have other investments, including foreign stocks and stocks of mid-sized companies. Under normal circumstances, the Portfolio seeks to have a weighted average market capitalization of at least $20 billion. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in common stock from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Calvert Asset Management Company, Inc. (“Calvert”) and Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”)

The Portfolio employs a two-part process for evaluating prospective investments. Once identified as an attractive investment for the Portfolio by Atlanta Capital based on financial criteria, a critical second evaluation of the company’s performance on an array of social issues is performed by Calvert.

Atlanta Capital seeks established companies with a history of steady earnings growth. It selects companies that it believes have the ability to sustain growth through high profitability and the securities of which are favorably priced with respect to those growth expectations. Atlanta Capital may sell a security when deteriorating business or financial prospects, excessive valuation or other factors, which conflict with the original rationale for investing in the company, make the investment less attractive.

Socially Responsible Investment Criteria

The Portfolio has developed social investment criteria, which represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert.

The Portfolio seeks to invest in companies that:

•	Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

•

Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

•	Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

•	Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

•

Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

•	Are the subject of serious labor related actions by federal, state or local regulatory agencies.

•

Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

•	Have a pattern and practice of violating the rights of indigenous peoples.

•

Develop genetically modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•	Manufacture tobacco products.

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

14

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•	Have poor corporate governance or engage in harmful or unethical business practices.

Investment decisions on whether a company meets the Portfolio’s social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and debt securities.

Although the Portfolio’s social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert believes there are sufficient investment opportunities to permit full investment among issuers that satisfy the Portfolio’s investment and social objectives.

The Portfolio may invest in Exchange-Traded Funds (“ETFs”) for the limited purpose of hedging the Portfolio’s cash position back to the Portfolio’s applicable benchmark. The ETFs in which the Portfolio invests will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by the Portfolio. In addition, the ETFs in which the Portfolio invests may hold securities of companies or entities that the Portfolio could not invest in directly because such companies or entities do not meet the Portfolio’s social investment criteria. The principal purpose of investing in ETFs is not to achieve a social objective by investing in individual companies, but rather to help the Portfolio meet its investment objective by obtaining market exposure to the applicable benchmark while enabling the Portfolio to manage its need for periodic liquidity.

The selection of an investment by the Portfolio does not constitute endorsement or validation by that Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio’s social criteria.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of a Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues, and if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Mid Cap Risk. Medium-sized companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large companies.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

15

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.80%
Other Expenses[1]	0.50%
Total Annual Portfolio Operating Expenses	1.30%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Socially Responsible Stock Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$132	$412

16

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17

Thrivent Partner Socially Responsible Bond Portfolio

Investment Objective

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

Principal Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio invests primarily in investment-grade corporate bonds and government bonds. A security is investment grade when assigned a credit quality rating of at least “Baa” by Moody’s Investor Service, “BBB” by Standard & Poor’s or, if unrated, considered to be of comparable credit quality by the Portfolio’s adviser. The Portfolio may also invest in taxable municipal bonds, below investment-grade debt securities (commonly known as “junk bonds”), foreign bonds (including American Depositary Receipts (ADRs)), asset-backed securities, mortgage-backed securities and repurchase agreements. Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies or other credit providers. All investments are selected on the basis of their ability to contribute to the dual objectives of financial soundness and societal impact. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in fixed-income securities from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Calvert Asset Management Company, Inc. (“Calvert”)

Calvert, the Portfolio’s subadviser, selects investments that are financially sound and that satisfy social criteria, as described below. Potential investments for the Portfolio are first selected for financial soundness and then evaluated according to the Portfolio’s social criteria.

Investments in fixed-income securities for the Portfolio may be made prior to the application of social analysis, due to the nature of the fixed-income market, where unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform social analysis prior to purchase. However, following purchase, the fixed-income security is immediately evaluated according to the Fund’s social criteria, and if it is not found to meet the standards for the Fund’s social criteria, the security must be sold as soon as is possible, but at a time that is in the best interests of the shareholders.

Socially Responsible Investment Criteria

The Portfolio has developed social investment criteria, which represent standards of behavior which few, if any, organizations totally satisfy. As a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by Calvert.

The Portfolio seeks to invest in companies that:

•	Have good environmental compliance and performance records, develop and market innovative products and services, and embrace and advance sustainable development.

•

Provide safe and healthy work environments; negotiate fairly with their workers; treat their employees with dignity and respect; and provide opportunities for women, minorities, and others who have been discriminated against or denied equal opportunities.

•	Are responsible corporate citizens abroad, as well as at home, by developing and observing appropriate human rights standards.

•	Respect the rights of indigenous peoples and their territories, cultures, environment, and livelihood.

•	Produce or market products and services that are safe and enhance the health or quality of life of consumers.

•	Contribute to the quality of life in the communities where they operate, such as through corporate philanthropy and employee volunteerism.

•

Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

The Portfolio seeks to avoid investing in companies that:

•	Are the subject of serious labor related actions by federal, state or local regulatory agencies.

•

Have recent significant environmental fines or violations; are significantly responsible for environmental accidents; or own or operate nuclear power plants or have substantial contracts to supply key components in the nuclear power process.

•	Have serious and persistent human rights problems or directly support governments that systematically deny human rights.

•	Have a pattern and practice of violating the rights of indigenous peoples.

•

Develop genetically modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, labeling, protection of indigenous rights, the interests of organic farmers and the interests of developing countries generally.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•	Manufacture tobacco products.

18

•

Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the UN Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Are significantly involved in the manufacture of alcoholic beverages.

•	Have direct involvement in gambling operations.

•	Have poor corporate governance or engage in harmful or unethical business practices.

Investment decisions on whether a company meets the Portfolio’s social criteria apply to all securities issued by that company. In rare instances, however, different decisions can be made on a company’s equity and debt securities.

Although the Portfolio’s social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies, and may overweight certain sectors or types of investments that may or may not be in favor in the market, Calvert believes there are sufficient investment opportunities to permit full investment among issuers that satisfy the Portfolio’s investment and social objectives.

The Portfolio may invest in Exchange-Traded Funds (“ETFs”) for the limited purpose of hedging the Portfolio’s cash position back to the Portfolio’s applicable benchmark. The ETFs in which the Portfolio invests will not be screened and will not be required to meet any of the social investment criteria otherwise applicable to investments made by the Portfolio. In addition, the ETFs in which the Portfolio invests may hold securities of companies or entities that the Portfolio could not invest in directly because such companies or entities do not meet the Portfolio’s social investment criteria. The principal purpose of investing in ETFs is not to achieve a social objective by investing in individual companies, but rather to help the Portfolio meet its investment objective by obtaining market exposure to the applicable benchmark while enabling the Portfolio to manage its need for periodic liquidity.

With respect to U.S. government securities, the Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further, or are compatible with, the Fund’s social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

The selection of an investment by the Portfolio does not constitute endorsement or validation by that Portfolio, nor does the exclusion of an investment necessarily reflect failure to satisfy the Portfolio’s social criteria.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, bond markets generally tend to move in cycles with periods when bond prices rise and periods when bond prices decline. The value of the Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Bond markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Bonds may exhibit price fluctuations due to changes in interest rate or bond yield levels.

Credit Risk. Credit risk is the risk that an issuer of a bond held by the Portfolio may no longer be able to pay its debt. As a result of such an event, the bond may decline in price and affect the value of the Portfolio.

High-Yield Risk. High-yield debt securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the Portfolio may lose its investment in that security.

Interest Rate Risk. Interest rate risk is the risk that bond prices decline in value when interest rates rise for bonds that pay a fixed rate of interest. Bonds with longer durations or maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security

19

increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the Investment Company Act of 1940. That means the Portfolio may invest more than 5% of its assets in the securities of any single issuer and may hold more than 10% of the securities of any single issuer. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer will significantly affect the Portfolio’s performance.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.70%
Other Expenses[1]	0.78%
Total Annual Portfolio Operating Expenses	1.48%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Socially Responsible Bond Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$151	$468

20

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Thrivent Partner All Cap Value Portfolio

Investment Objective

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Principal Strategies

The Portfolio invests primarily in the equity securities of small, medium and large capitalization U.S. companies that are believed to be undervalued, although it may also invest, to a lesser extent, in foreign equity securities (including emerging markets). The equity securities in which the Fund invests may include common stock, preferred stock and securities convertible into common stock. The Portfolio’s emphasis on the capitalization ranges noted above may change periodically. At times, the Portfolio may not hold any stocks within one or more of these capitalization ranges.

OppenheimerFunds Inc. (“OFI”)

OFI, the Portfolio’s subadviser, selects securities for purchase and sale by the Portfolio one at a time (a “bottom-up approach”). OFI employs fundamental analysis to select securities that it believes are not fully recognized by, or are temporarily out of favor with, the market. OFI considers the following factors, which are subject to change and are not necessarily relevant in each instance, in assessing a company’s prospects: Favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital. In addition, OFI monitors individual companies for changes in a company’s prospects, and these changes may trigger a decision to sell the security. OFI may consider selling a security for one or more of the following reasons, which are subject to change: The security price approaches its target price; the company’s fundamentals appear to be deteriorating; or more appealing investment opportunities arise.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of a Portfolio’s investments may move with these cycles, and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small-cap companies seldom pay significant dividends that could cushion returns in a falling market.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio’s performance will likely be negatively affected by its exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and events in any one country could adversely affect the Portfolio’s performance.

22

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.75%
Other Expenses[1]	0.58%
Total Annual Portfolio Operating Expenses	1.33%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner All Cap Value Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$135	$421

23

Thrivent Partner All Cap Growth Portfolio

Investment Objective

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Principal Strategies

The Portfolio invests primarily in equity securities of medium and large capitalization U.S. companies that are believed to offer the best opportunities for growth. The Portfolio’s subadviser generally defines a large-cap company as having a market capitalization in excess of $25 billion and a mid-sized company as having a market capitalization from $1 billion up to $25 billion. The Portfolio’s emphasis on the capitalization ranges noted above may change periodically, and, at times, the Portfolio may not hold any stocks in either of these capitalization ranges.

Calamos Advisors LLC (“Calamos”)

Calamos, the Portfolio’s subadviser, uses quantitative screens to identify companies with high growth rates relative to their industry peers. From these screens, the subadviser identifies companies that appear to have sustainable growth, focusing on company fundamentals (e.g., return on capital). The subadviser then conducts a valuation analysis of particular securities, using proprietary cash flow models to assess overall price potential and prospective returns. The subadviser also employs risk management guidelines in the security selection process, which address diversification by industry and issue and how a particular security would contribute to the overall portfolio.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of the Portfolio’s investments may move with these cycles and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include demand for the company’s products or services, the quality of management of the company, and brand recognition and loyalty. Common stock of a company is subordinate to other securities issued by the company. If a company becomes insolvent, interest of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projection of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock prices may fall dramatically.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small cap companies seldom pay significant dividends that could cushion returns in a falling market.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None

24

ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.95%
Other Expenses[1]	0.47%
Total Annual Portfolio Operating Expenses	1.42%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner All Cap Growth Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$145	$449

25

Thrivent Partner Healthcare Portfolio

Investment Objective

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

Principal Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of companies that are engaged in the development, production or distribution of pharmaceutical, biotechnology and medical technology products or services (“healthcare companies”). Healthcare companies are those that derive at least 50% of their annual revenues from the production of such products and provision of such services or have at least 50% of their assets in such products or services. The Portfolio invests primarily in equity securities of both U.S. and non-U.S. companies (including American Depositary Receipts) and, as a non-diversified fund under the Investment Company Act of 1940, focuses its investment in the securities of a relatively few number of issuers. In addition, the Portfolio concentrates its investments in the securities of companies in the healthcare industry. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in the securities of healthcare companies from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

Sectoral Asset Management, Inc. (“S.A.M.”)

S.A.M., the Portfolio’s subadviser, employs fundamental security analysis to individual companies that have been identified through a “bottom-up” approach. In selecting stocks for the Portfolio, the subadviser engages in primary research and focuses on the company’s type of business, the company’s pipeline of products and services in development, the financial strength of the company, the company’s commitment to research and development, the validity and marketability of the company’s products and services, and the company’s valuations in the marketplace.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, stock markets generally tend to move in cycles with periods when stock prices rise and periods when stock prices decline. The value of the Portfolio’s investments may move with these cycles and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include: demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. Stocks of growth companies historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and if a company’s earnings or revenues fall short of expectations its stock price may fall dramatically.

Healthcare Industry Risk. As a sector fund that invests primarily in the healthcare industry, the Portfolio is subject to the risk that the companies in that industry are likely to react similarly to legislative or regulatory charges, adverse market conditions and/or increased competition affecting their market segment. Due to the rapid pace of technological development, there is the risk that the products and services developed by these companies may become rapidly obsolete or have relatively short product cycles. There is also the risk that the products and services offered by these companies will not meet expectations or even reach the marketplace.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small-cap companies seldom pay significant dividends that could cushion returns in a falling market.

26

Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the Investment Company Act of 1940. That means the Portfolio may invest more than 5% of its assets in the securities of any single issuer and may hold more than 10% of the securities of any single issuer. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer will significantly affect the Portfolio’s performance.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.95%
Other Expenses[1]	0.64%
Total Annual Portfolio Operating Expenses	1.59%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Healthcare Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$162	$502

27

Thrivent Partner Natural Resources Portfolio

Investment Objective

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

Principal Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets in the securities of companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset. Natural resource assets are securities of issuers whose economic value is derived from natural sources, either directly or indirectly, such as metals, fuels, timber, underdeveloped land and agricultural products.

The Portfolio invests primarily in equity securities of companies in a variety of natural resource related sectors, including energy, chemicals, oil, gas, paper, mining, steel or agriculture. The Portfolio focuses its investments on companies that provide exposure to commodities where existing, and projected, capacity is forecasted to approach levels that represent full utilization of that capacity based upon supply and demand forecasts for the commodity. Under certain circumstances, however, the Portfolio may concentrate its investments in one or more of these sectors or in one or more issuers in the natural resources related industries.

The Portfolio typically invests in both U.S. and non-U.S. companies, including companies located in emerging markets, and in securities denominated in both U.S. dollars and foreign currencies. The Portfolio may invest in securities of issuers with any market capitalization. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in the securities of companies with substantial natural resource assets from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock, the Portfolio’s subadviser, selects securities of companies that it believes are undervalued, using a combination of top-down and bottom-up investment analyses. As part of its top-down approach, BlackRock seeks to allocate its investments to natural resource-related economic sectors that it believes have more favorable pricing power than other natural resource related sectors. BlackRock, as part of its bottom-up approach, compares the financial resources, management quality and overall business prospects of a particular company against its peers.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when securities prices rise and periods when securities prices decline. The value of the Portfolio’s investments may move with these cycles and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Securities markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include: demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The Portfolio follows an investing style that favors value investments. Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market does not recognize their intrinsic value or if value stocks are out of favor.

Natural Resources Industry Risk. As a sector fund that invests primarily in the natural resource sector, the Portfolio is subject to the risks associated with natural resource investments in addition to the general risk of the stock market. The Portfolio therefore is more vulnerable to price movements of natural resources and factors that particularly affect the oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors than a more broadly diversified fund. Because the Portfolio invests primarily in companies with natural resource assets, there is the risk that the Portfolio will perform poorly during a downturn in natural resource prices.

Precious Metal Related Securities Risk. Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

28

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio’s performance will likely be negatively affected by its exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries, and events in any one country could adversely affect the Portfolio’s performance.

Small and Mid Cap Risk. Small- and medium-sized companies often have greater price volatility, lower trading volumes, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. In addition, small-cap companies seldom pay significant dividends that could cushion returns in a falling market.

Non-Diversified Risk. The Portfolio is not “diversified” within the meaning of the Investment Company Act of 1940. That means the Portfolio may invest more than 5% of its assets in the securities of any single issuer and may hold more than 10% of the securities of any single issuer. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer will significantly affect the Portfolio’s performance.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility And Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.75%
Other Expenses[1]	0.55%
Total Annual Portfolio Operating Expenses	1.30%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Natural Resources Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$132	$412

29

Thrivent Partner Utilities Portfolio

Investment Objective

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

Principal Strategies

Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity and debt securities issued by domestic and foreign utilities companies. Utilities companies are those that are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water. The Portfolio concentrates its investments in the securities of companies in the utilities industry.

The Portfolio intends to invest primarily in equity securities, but it may change its allocation among equity and debt investments as it deems appropriate to achieve its objective. The debt securities in which the Portfolio invests generally are limited to those rated investment grade. A security is investment grade when assigned a credit quality rating of at least “Baa” by Moody’s Investor Service, “BBB” by Standard & Poor’s or, if unrated, considered to be of comparable credit quality by the Portfolio’s adviser. The foreign securities in which the Portfolio invests may be issued by companies located in both developed and emerging markets. There are no limits on the geographic allocation of the Portfolio investments. The adviser anticipates, however, that the Portfolio’s investments will focus primarily on securities issued by utilities companies in the U.S. and that the investments in securities issued by foreign companies will focus on companies in Canada and Western Europe and other developed markets. Should the Adviser determine that the Portfolio would benefit from reducing the percentage of its assets invested in the securities of utilities companies from 80% to a lesser amount, it will notify you at least 60 days prior to the change.

BlackRock Investment Management, LLC (“BlackRock”)

BlackRock, the Portfolio’s subadviser, selects securities of utilities companies by using a combination approach of top-down, bottom-up and quantitative investment analyses. As part of its top-down approach, BlackRock considers geographic factors such as regional economic strength, political and economic stability, and currency valuation of the jurisdiction in which the utility company does business. BlackRock, as part of its bottom-up approach, compares the financial resources, management quality and overall business prospects of a utility company against its peers. BlackRock’s quantitative analysis focuses on relative cash flows and price-to-earnings and price-to-cash flow ratios.

Principal Risks

The Portfolio is subject to the following principal investment risks. Shares of the Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Portfolio cannot be certain that it will achieve its investment objectives.

Market Risk. Over time, securities markets generally tend to move in cycles with periods when securities prices rise and periods when securities prices decline. The value of the Portfolio’s investments may move with these cycles and in some instances, increase or decrease more than its market as measured by the Portfolio’s benchmark index. Stock markets and bond markets also may decline because of factors that affect a particular industry.

Issuer Risk. Issuer risk is the possibility that factors specific to a company will affect the market prices of its securities and the value of the Portfolio. Some factors affecting the performance of a company include: demand for the company’s products or services, the quality of management of the company and brand recognition and loyalty. Common stock of a company is subordinate of other securities issued by the company. If a company becomes insolvent, interests of investors owning common stock will be subordinated to the interests of other investors in, and general creditors of, the company.

Volatility Risk. Volatility risk is the risk that certain types of securities shift in and out of favor depending on market and economic conditions as well as investor sentiment. The value of the Portfolio’s shares may be affected by weak equity markets or changes in interest rate or bond yield levels. As a result, the value of the Portfolio’s shares may fluctuate significantly in the short term.

Utility Industry Risk. As a sector fund that invests primarily in utilities companies, the Portfolio is subject to the risks associated with this sector. The Portfolio therefore is more vulnerable to price changes of utilities companies securities and factors that affect the utilities industry than a more broadly diversified fund. The prices of securities issued by utilities companies historically have changed more in response to interest rate movements than other stocks. Generally, when interest rates go up, the value of securities issued by utilities companies goes down. Conversely, when interest rates go down, the value of certain securities issued by utilities companies may go up. There is no guarantee that this relationship will continue in the future.

Foreign Securities Risk. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the

30

security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio’s performance will likely be negatively affected by its exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries, and events in any one country could adversely affect the Portfolio’s performance.

Sovereign Debt Risk. The Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Credit Risk. Credit risk is the risk that an issuer of a debt security held by the Portfolio may no longer be able to pay its debt. As a result of such an event, the debt security may decline in price thereby affecting the value of the Portfolio.

Interest Rate Risk. Interest rate risk is the risk that debt security prices decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations and maturities tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities.

Investment Adviser Risk. The Portfolio is actively managed and the success of the Portfolio’s investment strategy depends significantly on the skills of the Adviser and subadviser in assessing the potential of the securities in which the Portfolio invests. The Adviser and subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Volatility and Performance

No performance information for the Portfolio is provided because it did not commence operations until April 30, 2008.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load)	None
ANNUAL PORTFOLIO OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS (expenses that are deducted from Fund assets)
Management Fees	0.75%
Other Expenses[1]	0.64%
Total Annual Portfolio Operating Expenses	1.39%
Less Expense Reimbursement[2]	%
Net Annual Portfolio Operating Expenses	%

[1]	“Other Expenses” are based on management’s estimates of anticipated other expenses and average net assets of the Portfolio for the current fiscal year. Actual expense may vary from those indicated.
[2]

The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with the shares of the Thrivent Partner Utilities Portfolio in order to limit the Net Annual Portfolio Operating Expenses to an annual rate of     % of the average daily net assets of the shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$142	$440

31

Management

Investment Adviser

Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for each of the Portfolios of Thrivent Series Fund, Inc (the “Fund”). Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $73.2 billion in assets as of December 31, 2007, including approximately $32.5 billion in mutual fund assets.

Thrivent Financial provides investment research and supervision of the assets for Thrivent Equity Income Plus Portfolio and, to the extent invested in U.S. securities, Thrivent Partner Worldwide Allocation Portfolio. For Thrivent Partner Worldwide Allocation Portfolio (to the extent invested in non-U.S. securities), Thrivent Partner Emerging Markets Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio (the “Subadvised Portfolios”), Thrivent Financial has entered into a subadvisory agreement with each subadviser and pays each subadviser a portion of the net advisory fee Thrivent Financial receives from the Portfolio. Thrivent Financial establishes the overall investment strategy and evaluates, selects and recommends, subject to the approval of the Board of Directors, one or more subadvisers to manage the investments of the Subadvised Portfolios. Thrivent Financial also allocates assets to the subadvisers (with respect to Thrivent Partner Worldwide Allocation Portfolio), monitors the subadvisers’ performance, security holdings, and investment strategies and, when appropriate, researches any potential new subadvisers for the Subadvised Portfolios. Thrivent Financial has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement. The Portfolios’ annual and semiannual reports to shareholders discuss the basis for the Board of Directors approving any investment adviser agreement or investment subadviser agreement during the most recent six-month period covered by the report.

Thrivent Financial and the Fund have received an exemptive order from the SEC that permits Thrivent Financial and the Portfolios, with the approval of the Fund’s Board of Directors, to retain one or more subadvisers for the Portfolios, or subsequently change a subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Portfolio. Thrivent Financial will notify shareholders of a Portfolio if there is a new subadviser for that Portfolio.

Advisory Fees

Each Portfolio pays an annual investment advisory fee to the investment adviser. The advisory contract between the Adviser and the Fund provides for the following advisory fees (expressed as a percentage of average net assets):

PORTFOLIO	ANNUAL ADVISORY FEE
Thrivent Partner Worldwide Allocation Portfolio
$0 - $250 million	0.90%
More than $250 million	0.85%
Thrivent Equity Income Plus Portfolio
$0 - $250 million	0.65%
More than $250 million	0.60%
Thrivent Partner Emerging Markets Portfolio
$0 - $50 million	1.20%
More than $50 million	1.07%
Thrivent Partner Socially Responsible Stock Portfolio
$0 - $50 million	0.80%
More than $50 million	0.775%
Thrivent Partner Socially Responsible Bond Portfolio
$0 - $50 million	0.70%
More than $50 million	0.675%
Thrivent Partner All Cap Value Portfolio
$0 - $50 million	0.75%
More than $50 million	0.70%
Thrivent Partner All Cap Growth Portfolio
$0 - $250 million	0.95%
More than $250 million	0.90%
Thrivent Partner Healthcare Portfolio
$0 - $50 million	0.95%
More than $50 million	0.90%
Thrivent Partner Natural Resources Portfolio
$0 - $50 million	0.75%
More than $50 million	0.725%
Thrivent Partner Utilities Portfolio
$0 - $50 million	0.75%
More than $50 million	0.725%

Portfolio Management

This section provides information about the portfolio management for each of the Portfolios. The Statement of Additional Information for the Fund provides information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Financial has engaged Mercator, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486; Principal, 801 Grand Avenue, Des Moines, Iowa 50392; Aberdeen, 1735 Market Street, Philadelphia, Pennsylvania 19103; Victory, 127 Public Square, Cleveland, Ohio 44114; and GSAM, 32 Old Slip, New York, New York 10005, as investment subadvisers for Thrivent Partner Worldwide Allocation Portfolio.

32

Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2007, Mercator managed approximately $         billion in assets. Mercator has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio’s assets. James E. Chaney and Peter F. Spano serve as portfolio co-managers for the portion of the Portfolio’s assets that are managed by Mercator. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000. Mr. Spano is a General Partner and a founder of Mercator.

Principal is a directly wholly-owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $         billion in assets under management as of December 31, 2007. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio’s assets. Steven Larson, CFA and John Pihlblad, CFA have day-to-day responsibility for managing that portion of the Portfolio and developing and executing the Portfolio’s investment program for the Principal-managed portion. Mr. Larson is a portfolio manager and has been with the Principal since 2001. Mr. Pihlblad is a portfolio manager and has been with Principal since 2000.

Aberdeen is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $         billion in assets as of December 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC, pursuant to a memorandum of understanding with advisory affiliates of Aberdeen. Devan Kaloo, Head of Emerging Markets at Aberdeen, is the lead portfolio manager for Aberdeen’s portion of the Portfolio. Prior to his current position, he was, beginning in 2000, a senior investment manager on Aberdeen’s Asian Equity team.

Victory, through predecessor firms, was organized in 1894 and began managing tax-exempt assets in 1912. As of December 31, 2007, Victory managed approximately $         billion in assets. Margaret Lindsay, Chief Investment Officer of International Equity Strategies at Victory, is the lead portfolio manager for Victory’s portion of the Portfolio. Prior to joining Victory in 2006, she was Director of Global Small Cap Equity and head of the non-U.S. small/mid-cap team at Fiduciary Trust International, a subsidiary of Franklin Templeton Investments, for 15 years.

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $         billion. GSAM uses its Emerging Market Debt team to manage its portion of the Portfolio. Samuel Finkelstein, Managing Director, is the head of GSAM’s Emerging Market Debt team and is the lead manager of GSAM’s portion of the Portfolio. He joined GSAM in 1997 and the Emerging Market Debt team in 2000 as a portfolio manager. James B. Clark, Managing Director, is co-head of the U.S. Fixed Income team. Mr. Clark joined GSAM in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company. Ricardo Penfold, Vice President, joined GSAM in 2000. Prior to that he was Head of Research and Economics in Venezuela for Santander Investments and Banco Santander Central Hispano for four years. Owi Ruivivar, Ph.D, Vice President Portfolio Manager, joined GSAM in 2002. Prior to joining GSAM, she worked for five years at BNP Paribas where for her last two years there she headed global emerging market debt strategy. Before joining the finance industry in 1997, she worked in economics research at the International Monetary Fund and at various other international development institutions.

David C. Francis, CFA, Vice President of Investment Equities of Thrivent Financial, serves as lead portfolio manager for the portion of the Portfolio’s assets allocated to U.S. securities. Mr. Francis has been with the Adviser since 2001.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA and Kevin R. Brimmer, FSA serve as portfolio managers of Thrivent Equity Income Plus Portfolio. Mr. Spangler has been with Thrivent since 2002 and has been a portfolio manager of other Thrivent mutual funds since 2007. He was director of Investment Product Management of Thrivent Financial from 2002 to 2006. In addition, Mr. Spangler was previously Vice President of Mutual Funds Product Development at Wells Fargo Funds Management, LLC from 2000 to 2002. Mr. Brimmer has been a portfolio manager of other Thrivent mutual funds since 2002. He has been with Thrivent Financial since 1985 and previously managed its asset liability management department.

Thrivent Partner Emerging Markets Portfolio

Thrivent Financial has engaged Aberdeen, 1735 Market Street, Philadelphia, Pennsylvania 19103, as subadviser for Thrivent Partner Emerging Markets Portfolio.

Aberdeen is a subsidiary of Aberdeen PLC, which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $         billion in assets as of December 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of Aberdeen PLC, pursuant to a memorandum of understanding with advisory affiliates of Aberdeen. Devan Kaloo, Head of Emerging Markets at Aberdeen, is the lead portfolio manager for the Portfolio. Prior to his current position, he was, beginning in 2000, a senior investment manager on Aberdeen’s Asian Equity team.

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Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Financial has engaged Calvert, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as investment subadviser for Thrivent Partner Socially Responsible Stock Portfolio. Calvert has been managing mutual funds since 1967 and, as of December 31, 2007, managed $            billion in assets. Calvert has engaged Atlanta Capital, Two Midtown Plaza, Suite 1600, 1349 West Peachtree Street, Atlanta, GA 30309, to assist in providing investment advice to the Portfolio. Atlanta Capital has been managing assets since 1969 and provides investment advisory services to a broad range of institutional and individual clients. As of December 31, 2007, Atlanta Capital managed $            billion in assets.

Richard England, CFA, Managing Director of Equities and Principal at Atlanta Capital, is the Portfolio’s lead manager. Prior to joining Atlanta Capital in 2004, he was, since 2001, a Senior Portfolio Manager at Putnam Investments. Marilyn R. Irvin, CFA, Senior Vice President and Principal at Atlanta Capital, and William R. Hackney III, CFA, Managing Partner at Atlanta Capital, are also Managers for the Portfolio. They have both been with Atlanta Capital for over five years.

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Financial has engaged Calvert, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, as investment subadviser for Thrivent Partner Socially Responsible Bond Portfolio. Calvert has been managing mutual funds since 1976, and, as of December 31, 2007, managed over $     billion in assets. Gregory Habeeb, Senior Vice President with Calvert, serves as the Portfolio’s manager. He has been the Lead Portfolio Manager of Calvert’s taxable fixed-income funds since 1997. Mr. Habeeb has over twenty years of experience as an analyst, trader and portfolio manager.

Thrivent Partner All Cap Value Portfolio

Thrivent Financial has engaged OppenheimerFunds Inc. (“OFI”), Two World Financial Center, New York, NY 10281, as investment subadviser for Thrivent Partner All Cap Value Portfolio. OFI has been an investment adviser since 1960 and, together with its affiliates, managed approximately $     billion in assets, including other mutual funds, as of December 31, 2007.

Christopher Leavy and John Damian serve as portfolio co-managers of the Portfolio. Mr. Leavy has been a Senior Vice President of OFI since 2000. Mr. Damian has been a Senior Vice President of OFI since 2004 and was previously Vice President since 2001.

Thrivent Partner All Cap Growth Portfolio

Thrivent Financial has engaged Calamos, 2020 Calamos Court, Naperville, IL 60563, as investment subadviser for Thrivent Partner All Cap Growth Portfolio. Calamos and its predecessors have been providing asset management services since 1977 and, as of December 31, 2007, managed approximately $     billion in assets.

Calamos employs a team approach to portfolio management, with teams led by the Co-Chief Investment Officers (the ‘‘Co-CIOs’’) and comprised generally of the Co-CIOs, senior strategy analysts, intermediate analysts and junior analysts. The Co-CIOs and senior strategy analysts are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

John P. Calamos, Sr., President and Co-CIO of Calamos, generally focuses on the top-down approach of diversification by industry sector and macro-level investment themes. Nick P. Calamos, Senior Executive Vice President and Co-CIO of Calamos, also focuses on the top-down approach of diversification by industry sector and macro-level investment themes and, in addition, focuses on the bottom-up approach and corresponding research and analysis. John P. Calamos, Sr. and Nick P. Calamos have managed money together at Calamos or a predecessor entity for over 20 years.

John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are each senior strategy analysts. The Co-CIOs, along with the senior strategy analysts, have joint primary and supervisory responsibility for the subadvised Portfolio. John P. Calamos, Jr., Executive Vice President of Calamos, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos in 2000 and has been a senior strategy analyst since July 2002.

Thrivent Partner Healthcare Portfolio

Thrivent Financial has engaged S.A.M., 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, Canada, as investment subadviser for Thrivent Partner Healthcare Portfolio. S.A.M. is a member of State Street Global Alliance, LLC, a jointly owned subsidiary of State Street Global Advisors, the investment management arm of State Street Corporation, and the Dutch pension fund Stichting Pensioenfonds ABP (ABP), one of the world’s largest pension funds. S.A.M. specializes in managing healthcare global portfolios and has been practicing this specialty since 2000. As of December 31, 2007, S.A.M. managed approximately $3.5 billion in assets.

Laurent Payer, CFA of S.A.M. serves as portfolio manager of the Portfolio. Mr. Payer has been a Senior Portfolio Manager with S.A.M. since 2003. Prior to joining S.A.M., he was a

34

portfolio manager with Lloyd’s Bank in Geneva, Switzerland. Michael Sjöström, CFA of S.A.M. serves as back-up portfolio manager of the Portfolio. Mr. Sjöström is the co-founder and Chief Investment Officer of S.A.M. Prior to establishing S.A.M., he was a portfolio manager with Pictet & Cie. in Geneva, Switzerland.

Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio

Thrivent Financial has engaged BlackRock Investment Management, LLC (“BlackRock”), 800 Scudders Mill Road, Plainsboro, NJ 08536, as investment subadviser for Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio. BlackRock has been an investment adviser since 1999 and, together with its affiliates, managed approximately $     trillion in assets as of December 31, 2007.

Robert Shearer is the portfolio manager of the Thrivent Partner Natural Resources Portfolio. He is a Managing Director of BlackRock and has been the portfolio manager of the BlackRock Natural Resources Trust (including its predecessor) since 1997. Prior to joining BlackRock in 2006, Mr. Shearer was, since 2000, a First Vice President for Merrill Lynch Investment Managers (“MLIM”), which was acquired by BlackRock, Inc. in 2006.

Kathleen Anderson is the portfolio manager of the Thrivent Partner Utilities Portfolio. She is a Managing Director and, since 2002, the portfolio manager of the BlackRock Utilities and Telecommunications Fund. Prior to joining BlackRock in 2006, Ms. Anderson worked, since 1993, for MLIM.

Personal Securities Investments

Personnel of Thrivent Financial and the subadvisers may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions under their respective codes of ethics.

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The Separate Accounts and the Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to:

•

Separate accounts of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits of variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other Portfolios of the Fund; and
•	Retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Fund’s Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in federal income tax law, 3) changes in the investment management of a Portfolio, or 4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken on response to any such conflicts

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners, variable annuity contract owners, and plan participants with respect to their investments in the Fund. The Fund’s Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Portfolio Shares

The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The Portfolios determine their NAV once daily at the close of trading on the New York Stock Exchange (“NYSE”), which is normally 4:00 p.m. Eastern Time. The Portfolios do not determine NAV on holidays observed by the NYSE or on any other day when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio’s liabilities, and dividing the result by the number of outstanding shares. To determine the NAV, the other Portfolios generally value their securities at current market value using readily available market quotations. If market prices are not available or if the investment adviser determines that they do not accurately reflect fair value for a security, the Board of Directors has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes a review of various factors set forth in the pricing policies adopted by the Board of Directors.

Because many foreign markets close before the U.S. markets, significant events may occur between the close of the foreign market and the close of the U.S. markets, when the Portfolio’s assets are valued, that could have a material impact on the valuation of foreign securities (i.e., available price quotations for these securities may not necessarily reflect the occurrence of the significant event). The Fund, under the supervision of the Board of Directors, evaluates the impact of these significant events and adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets to the extent that the available price quotations do not, in the Adviser’s opinion, adequately reflect the occurrence of the significant events.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans.

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Orders placed before the close of the NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Policy Regarding Frequent Purchases and Redemptions

The Board of Directors of the Fund has adopted the following policy with respect to frequent purchases and redemptions of shares of the Portfolio. The separate accounts and retirement plans that invest in the Portfolios may make purchases and redemptions in the Portfolios daily. The Fund does not restrict this activity. Thrivent Financial and Thrivent Life employ certain monitoring controls which seek to identify and deter market timing and excessive short-term trading with the separate accounts, but the Fund cannot provide assurance that this monitoring will be effective. In addition, the terms of the variable contracts may limit the ability of Thrivent Financial and Thrivent Life to deter frequent trading. As a result, the Fund can give no assurance that market timing and excessive short-term trading will not occur.

Disclosure of Portfolio Holdings

A description of the Portfolios’ policies and procedures with respect to the disclosure of their portfolio securities is available in the statement of additional information for the Portfolios and at thrivent.com.

Distributions

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that Portfolio.

Dividends

Dividends are declared and paid as follows:

Declared and paid daily	Thrivent Partner Socially Responsible Bond Portfolio

Declared and paid annually	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Equity Income Plus Portfolio
Thrivent Partner Emerging Markets Portfolio
Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Growth Portfolio
Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Portfolio
Thrivent Partner Utilities Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

Capital Gains

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if the Adviser or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains. Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in February.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

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Tax Matters

Since you do not own shares of the Fund directly, any transaction relating to either your variable contract or retirement plan results in tax consequences at that level. Please refer to the tax discussion the in applicable account prospectus or your retirement plan documents for more information.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59 1/2.

Other Securities and Investment Practices

The principal investment strategies and risk factors of each Portfolio are outlined beginning on page 4. This section provides additional information about some of the securities and other practices in which certain Portfolios engage, along with their associated risks. The additional strategies in this section are non-principal strategies except as otherwise noted.

Repurchase Agreements. Each of the Portfolios may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Portfolio could lose money.

When-Issued Securities. Each Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Exchange Traded Funds (ETFs). Each of the Portfolios may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

Real Estate Investment Trusts (REITs): Each of the Portfolios may invest in REITs. REITs generally can be divided into three types: equity REITs, mortgage REITs and hybrid REITs (which combine the characteristics of equity REITs and mortgage REITs). Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. All types of REITs may be affected by changes in interest rates. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by a Portfolio will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Portfolio, in addition to bearing a proportionate share of the expenses of the Portfolio, you will also indirectly bear similar expenses of the REITs in which the Portfolio invests.

Zero Coupons. Each of the Portfolios may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Portfolio to liquidate securities at a disadvantageous time.

Foreign Securities. Each of the Portfolios may invest in foreign securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of the Portfolios may use foreign currencies and related instruments, including foreign currency exchange transactions, to hedge its foreign investments.

Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

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International Exposure. Each of the Portfolios may have some international exposure (including emerging markets) in their investments. Many U.S. companies in which the Portfolios may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the performance of a Portfolio.

Foreign Currency Transactions. Some of the Portfolios may conduct foreign currency exchange transactions, normally either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The Portfolio will generally not enter into a forward contract with a term greater than one year.

Under unusual circumstances, the Portfolio may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. Although forward contracts will be used primarily to protect the Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and Portfolio total return could be adversely affected as a result.

There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

Restricted and Illiquid Securities. Each of the Portfolios may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Portfolio’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.

Securities Lending. Each of the Portfolios may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.

Derivatives. Each of the Portfolios may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Portfolio’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging or speculative purposes may not be available.

Hybrid instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

Mortgage-Backed and Asset-Backed Securities. Each of the Portfolios may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the repayment patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

High-Yield Bonds. Each of the Portfolios may invest in high yield bonds, including defaulted high-yield securities. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody’s or unrated securities deemed to be of comparable quality by the Adviser. To the extent that a Portfolio invests in high yield bonds, it takes on the following risks:

•	The risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds.
•	Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Government Bonds and Municipal Bonds. Each of the Portfolios may invest in government bonds and municipal

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bonds. As a result, a Portfolio’s performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.

Securities Ratings. When fixed-income securities are rated by one or more independent rating agencies, a Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the BBB major rating category by S&P or the Baa major rating category by Moody’s, or unrated but considered of equivalent quality by the Portfolio’s adviser. High yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, a Portfolio may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Short-Term Trading. The investment strategy for each Portfolio at times may include short-term trading. While a Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Portfolio’s transaction costs.

Initial Public Offerings. Each Portfolio may purchase securities in initial public offerings (IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Portfolio’s size is smaller, any gains from IPOs will have an exaggerated impact on the Portfolio’s reported performance than when the Portfolio is larger. Attractive IPOs are often oversubscribed and may not be available to the Portfolio, or only in very limited quantities. There can be no assurance that a Portfolio will have favorable IPO investment opportunities.

Defensive Investing. In response to market, economic, political, or other conditions, each Portfolio may invest without limitation in cash, preferred stocks, or investment-grade debt instruments for temporary defensive purposes. If the Portfolio does this, different factors could affect the Portfolio’s performance and it may not achieve its investment objective.

Unusual Opportunities. Each of the Portfolios may purchase some securities that do not meet its normal investment criteria when the investment adviser or subadviser perceives an unusual opportunity for gain, which could include a variety of factors, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. If the anticipated gains do not materialize, the Portfolio could lose money from such an investment.

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The Statement of Additional Information, which is incorporated by reference into this Prospectus, contains additional information about the Fund and its Portfolios. Additional information about the Portfolios’ investments is available in the annual and semiannual reports of the Fund. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semiannual report, or you may make additional requests or inquiries by calling 1-800-847-4836. The Statement of Additional Information, the annual report, and the semiannual report are also available, free of charge, on the Thrivent Financial website (www.thrivent.com). In addition, you may review and copy information about the Portfolios (including the Statement of Additional Information) at the Public Reference Room of the SEC in Washington, DC. You may get more information about the Public Reference Room by calling 1-202-942-8090. You also may get information about the Portfolios on the EDGAR database at the SEC web site (www.sec.gov), and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102, or by sending an e-mail to: publicinfo@sec.gov.

1940 Act File No. 811-4603

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2008

For

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-THRIVENT (847-4836)

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Partner Emerging Markets Portfolio

Thrivent Partner Socially Responsible Stock Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

Thrivent Partner All Cap Value Portfolio

Thrivent Partner All Cap Growth Portfolio

Thrivent Partner Healthcare Portfolio

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Utilities Portfolio

This Statement of Additional Information (the “SAI”) is not a Prospectus, but should be read in conjunction with the Prospectus for Thrivent Series Fund, Inc. (the “Fund”) dated April 30, 2008. To receive a copy of the Fund’s Prospectus, write to Thrivent Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800) THRIVENT (847-4836). The Prospectus is also available on the Thrivent Financial for Lutherans website (www.thrivent.com).

TABLE OF CONTENTS

Page
HISTORY OF THE FUND	SAI-3

INVESTMENT POLICIES AND RESTRICTIONS	SAI-3

FUND MANAGEMENT	SAI-21

CONTROL PERSONS AND PURCHASES OF SECURITIES	SAI-31

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS	SAI-32

OTHER SERVICES	SAI-60

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS	SAI-60

CAPITAL STOCK	SAI-62

NET ASSET VALUE	SAI-63

TAX STATUS	SAI-64

DESCRIPTION OF DEBT RATINGS	SAI-64

PROXY VOTING POLICIES	SAI-67

HISTORY OF THE FUND

The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), organized as a Minnesota corporation on February 24, 1986. Prior to May 1, 2004, the Fund was known as LB Series Fund, Inc. The Fund is made up of          separate series or “Portfolios.” Each Portfolio of the Fund, other than the Thrivent Aggressive Allocation Portfolio, the Thrivent Moderately Aggressive Allocation Portfolio, the Thrivent Moderate Allocation Portfolio, the Thrivent Moderately Conservative Allocation Portfolio (collectively, the “Thrivent Allocation Portfolios”), the Thrivent Partner Socially Responsible Bond Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Healthcare Portfolio, is diversified within the meaning of the 1940 Act. Each Portfolio is in effect a separate investment fund, and a separate class of capital stock of the Fund is issued with respect to each Portfolio. The SAI relates to the Thrivent Partner Worldwide Allocation Portfolio, Thrivent Equity Income Plus Portfolio, Thrivent Partner Emerging Markets Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio, which intend to commence operations on April 30, 2008. The other Portfolios of the Fund are described in a separate SAI.

INVESTMENT POLICIES AND RESTRICTIONS

Additional Investment Practices

In addition to those practices stated in the Prospectus, various Portfolios may purchase the securities or engage in the transactions described below.

Other Securities

The Portfolios may invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, these Portfolios may invest in U.S. Government securities or cash, European Depository Receipts (EDRs) and the securities of foreign investment trusts or trusts.

The Portfolios will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below “Baa”, as rated by Moody’s Investors Service, Inc. (“Moody’s”), or below “BBB”, as rated by Standard & Poor’s Corporation (“S&P”). For a description of Moody’s and S&P’s ratings, see “Description of Debt Ratings”. Securities rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to economic changes.

Thrivent Partner Socially Responsible Bond Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or a subadviser to be creditworthy.

Restricted Securities

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule. Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities. None of the Portfolios will invest more than 15% of its net assets in illiquid securities.

Reverse Repurchase Agreements

Each Portfolio also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolios will engage in reverse repurchase agreements that are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio’s records at the trade date and maintained until the transaction is settled.

When-Issued and Delayed Delivery Transactions

Each Portfolio may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

Dollar Roll Transactions

The Portfolios may enter into dollar roll transactions with respect to securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. While the dollar roll transactions may result in higher transaction costs for the Portfolios, the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

The Portfolios may invest in mortgage-backed securities, including collateralized mortgage obligations (CMOs) and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (mortgage assets). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or Z) bonds (described below).

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur a complete loss in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate.

Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Senior Loans

The Portfolios may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks or the certificate of deposit rate or other base lending rates used by commercial lenders.

Senior loans may not be rated by a rating organization, will not be registered with the SEC or any state securities commission and generally will not be listed or traded on any national securities exchange. Therefore, the amount of public information available about senior loans will be limited, and the performance of investments in senior loans will be more dependent on the analytical abilities of the Adviser than would be the case for investments in more widely-rated, registered or exchange-listed or traded securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Moreover, certain senior loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.

Structured Securities

The Portfolios may invest in structured securities. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indexes. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

The Portfolios may purchase variable rate master demand notes. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which the Portfolios can purchase these securities is subject to Rule 2a-7 under the 1940 Act. These notes are normally not traded, and there is no secondary market for the notes. However, a Portfolio may demand payment of the principal for such Portfolio at any time. The Portfolios’ purchases of variable rate master demand notes are limited to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, a Portfolio might not be able to dispose of the note due to the absence of a secondary market. A Portfolio might suffer a loss to the extent of the default. The Portfolios only invest in variable rate master demand notes when they deem them to involve minimal credit risk.

Lending Securities

Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least 102% of the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Portfolio, the Adviser will take into account the investment objective and principal strategies of the Portfolio. For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any portion thereof. However, this risk may be minimized by carefully selecting borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

Put and Call Options

As described below, each Portfolio may invest in options on another security, an index, a currency, or a futures contract. If the option is described as “covered,” the applicable Portfolio holds the security underlying the option or the right to obtain it at no additional cost. If the option is not covered, the Portfolio will earmark cash or liquid securities as collateral. When a Portfolio sells put options, the collateral must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin. When a Portfolio sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling (“Writing”) Covered Call Options: The Portfolios may from time to time sell (“write”) covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined (“strike”) price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities that the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options: The Portfolios may from time to time sell (“write”) covered put options if the put option is part of a combined position (see “Combined Position Option” below). As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined (“strike”) price for the option’s underlying security if the holder of the option chooses to exercise it. Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security. The Portfolio will, however, retain the premium received for the option as additional income. If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined (“strike”) price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: The Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options: The Portfolios may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolios may engage in “straddle” and “spread” transactions. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a Portfolio will depend on the Adviser’s or the subadviser’s perception of anticipated market movements.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by the Adviser or subadviser. Despite the Adviser’s or subadviser’s best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled, “Risks of Transactions in Options and Futures”.

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when the Adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options that they have written by entering into “closing purchase transactions.” Those Portfolios may dispose of options that they have purchased by entering into “closing sale transactions.” A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Portfolio from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received. The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

Financial Futures and Options on Futures

Selling Futures Contracts: The Portfolios may sell financial futures contracts (“futures contracts”) as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government Treasury bonds, notes and bills; mortgage-backed securities; corporate and municipal bonds; stocks and indices of any of the foregoing. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker that are called “margin” by commodities exchanges and brokers.

The payment of “margin” in these transactions is different than purchasing securities “on margin”. In purchasing securities “on margin” an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of “margin” involved in these transactions: initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a “good faith deposit” by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay “variation margin” equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including: (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract (or cash) at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities that a Portfolio intends to purchase. A Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities that a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell (“write”) and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option. The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities that a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon) as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio’s existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio’s total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

Swap Transactions

The Portfolios may enter into swap transactions, including, but not limited to, credit default, total return and interest rate swap agreements, and may purchase or sell caps, floors and collars. A swap transaction involves swapping one or more investment characteristics of a security or a basket of securities with another party. A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total return swaps provide the Portfolios with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. An interest rate swap involves the exchange by a Portfolios with another party of their respective commitments to pay or receive interest. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Hybrid Investments

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) that have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor that the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”),

which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Risks of Transactions in Options and Futures

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio’s hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial’s or a Portfolio’s subadviser’s accuracy in predicting future market factors, such as changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member. In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Short Sales Against the Box

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box”. A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss. The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Foreign Currency Exchange-Related Securities and Foreign Currency Transactions

Foreign Currency Warrants. Foreign currency warrants are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars). The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined. During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently. This would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A Portfolio’s use of such contracts would include, but not be limited to, the following:

•

When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

•

When a Portfolio determines that one currency may experience a substantial movement against another currency, including the U.S. dollar, a Portfolio may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio’s securities denominated in such foreign currency.

•

Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio.

•

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

•

Under normal circumstances, currency risk will be considered when deciding whether to buy or sell a security and as part of the overall diversification strategies. However, Thrivent Financial and the subadvisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio’s investment objective and program. However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio’s holdings of cash or liquid securities available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Other Investment Companies

Each Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses that would result in the Portfolio paying its proportionate share. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. The extent to which a Portfolio can invest in other investment companies is limited by federal securities laws.

Exchange Traded Funds (ETFs)

ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Portfolio could purchase shares in an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning shares in an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Passive Foreign Investment Companies

Each Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments. In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

Disclosure of Portfolio Holdings

The Fund has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Thrivent Financial may post portfolio holdings information on its website (www.Thrivent.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings, and the percentage of the Portfolio’s assets represented by each industry sector. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

Thrivent Financial may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to its employees and affiliates that provide services to the Portfolio. Thrivent Financial may also distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available to the Portfolio’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, including, without limitation, the custodian, fund accountant, auditor, proxy voting service provider, pricing service, securities lending agent, subadvisers, publisher, printer and mailing agent, or to facilitate the review of the Portfolios by rating agencies. In addition, the Portfolio may provide early disclosure of portfolio holdings information to certain other parties, such as third-party consultants advising qualified plans or the Adviser. A Portfolio may also disclose portfolio holdings information to broker/dealers and certain other entities in order to assist the Portfolio with potential transactions and management of the Portfolio.

Information may be disclosed with any frequency and any time lag, as appropriate. Thrivent Financial does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolio’s shares.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Fund’s Chief Compliance Officer or a designated attorney in Thrivent Financial’s Securities Law Department must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Fund, Thrivent Financial or their affiliates receive any consideration or compensation for disclosing the information.

In accordance with these policies and procedures, the Portfolios have ongoing arrangements to provide the Portfolios’ portfolio holding information to their custodian and securities lending agent at the end of each day; to Lipper, Vickers Stock Research Corporation, Thompson Financial, Standard and Poor’s and the Portfolio’s subadvisers (limited to the portion of the portfolio managed by the subadviser) on a monthly basis one day after the end of the month; to Morningstar, Inc. on a monthly basis 60 days after the end of the month; to Callan Associates on a quarterly basis one day after the end of a calendar quarter; and to Bloomberg on a quarterly basis (based on the Portfolio’s fiscal year end) 60 days after the end of a quarter.

As part of the annual review of the compliance policies and procedures of the Portfolios, the Chief Compliance Officer will discuss the operation and effectiveness of this policy and any changes to the Policy that have been made or recommended with the Board.

Investment Limitations

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the 1940 Act. (Under the 1940 Act, a “vote of the majority of the outstanding voting securities” means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).) Under these restrictions:

1.	None of the Portfolios may borrow money, except that a Portfolio may borrow money (through the issuance of debt securities or otherwise) in an amount not exceeding one-third of the Portfolio’s total assets immediately after the time of such borrowing.

2.	None of the Portfolios may issue senior securities, except as permitted under the 1940 Act or any exemptive order or rule issued by the SEC.

3.	None of the Portfolios will, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. This restriction does not apply to the Thrivent Partner Socially Responsible Bond Portfolio, the Thrivent Partner Natural Resources Portfolio, and the Thrivent Partner Healthcare Portfolio, which are “non-diversified” within the meaning of the 1940 Act.

4.	None of the Portfolios will buy or sell real estate, except that any Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interest therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interest therein, and (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

5.	None of the Portfolios may purchase or sell commodities or commodity contracts, except that any Portfolio may purchase and sell derivatives (including but not limited to options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

6.

None of the Portfolios may make loans, except that any Portfolio may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

7.	None of the Portfolios will underwrite the securities of other issuers, except where the Portfolio may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities; with investments in other investment companies; and with loans that a Portfolio may make pursuant to its fundamental investment restriction on lending.

8.	None of the Portfolios (other than the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Utilities Portfolio) will purchase a security if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that this restriction does not apply to Government Securities (as such term is defined in the 1940 Act). Under normal circumstances, the Thrivent Partner Healthcare Portfolio, the Thrivent Partner Natural Resources Portfolio and the Thrivent Partner Utilities Portfolio will invest more than 25% of their total assets in the securities of issuers in the respective healthcare, natural resources and utilities industries.

The following nonfundamental investment restrictions may be changed without shareholder approval. Under this restriction:

1.	None of the Portfolios will purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Portfolio’s total assets are outstanding. The Portfolios intend to limit borrowings to amounts borrowed from a bank, reverse repurchase agreements (insofar as they are considered borrowings), or an interfund lending agreement.

2.	The fundamental investment restriction with respect to industry concentration (number 8 above) will be applied pursuant to SEC policy at 25% (instead of “more than 25%”) of a Portfolio’s total assets.

3.	None of the Portfolios currently intend to purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

4.	The fundamental investment restriction with respect to 75% of a Portfolio’s total assets will not invest in repurchase agreements that are collateralized by other investment companies.

The Fund has received an exemptive order from the SEC that allows the Portfolios to engage in an interfund lending program. In an interfund lending arrangement, the Portfolios directly lend to and borrow money from each other for temporary purposes. This arrangement allows the borrowing Portfolios to borrow at a lower interest rate than banks offer, allows lending Portfolios to earn extra income, and reduces the need for bank lines of credit. Section 17(a) of the 1940 Act makes it unlawful for an affiliated person of a registered investment company, and underwriter, or a promoter (or any affiliated person thereof), acting as principal, to engage in “self-dealing,” i.e., knowingly sell any security (other than securities the buyer or seller issues) or other property to the company or to buy any security (other than securities the investment company issues) or other property from the company. Because an interfund lending arrangement raises issues under Section 17(a), along with other sections of the 1940 Act, its use requires an order for exemptive relief from the SEC. The Portfolios’ interfund lending arrangement is designed to ensure that each Portfolio has an equal opportunity to borrow and lend on equal terms consistent with its investment policies and limitations.

Section 18(g) of the 1940 Act defines a “senior security” as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness. Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300% and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

Each of the Portfolios has adopted a non-fundamental policy that prohibits it from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy is required as a condition for the ability of the Thrivent Allocation Portfolios to invest in other Portfolios of the Fund.

FUND MANAGEMENT

The Funds’ Directors and Officers

The Board of Directors is responsible for the management and supervision of the Fund’s business affairs and for exercising all powers except those reserved to the shareholders. Each Director oversees each of      series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of series, which offers Class A, Class B, and Institutional Class shares

•	Trustee of Thrivent Financial Securities Lending Trust, a registered investment company that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The following tables provide information about the Directors and officers of the Fund.

INTERESTED DIRECTOR(1)

Name, Address and Age	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 51	President since 2002 and Director since 2004	Executive Vice President, Marketing and Products, Thrivent Financial since 2002		Director, Minnesota Public Radio; Director, Luther Seminary

INDEPENDENT DIRECTORS(3)

Name, Address and Age	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 67	Director since 2004	President, Carthage College		Director, JohnsonFamily Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center; Director, Prairie School Board; Director, United Health Systems Board

Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 70	Director since 1990	Management consultant to several privately owned companies		None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 68	Director since 1997	Retired		None

Name, Address and Age	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 64	Director since 2004	Retired; previously Vice President, Public Affairs and Chief Economist, Conagra, Inc. (agribusiness)		None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 64	Director since 2004	Vice President and Assistant General Counsel, Boeing Company since 2007; President, National Legal Center for the Public Interest, from 2004 to 2007; General Counsel, U.S. Department of Housing and Urban Development, 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001		Director, The Washington Hospital Center

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 67	Director since 1993	Retired		None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 61	Director since 2006	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006		Director, Keystone Neighbourhood Company; Director, Center for Corporate Excellence

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 71	Chairman and Director since 2004	Retired		Chairman, Carthage College Board

Name, Address and Age	Position with the Fund and Length of Service(2)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 57	Director since 2007

Retired; previously Director from 1983 to 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds

None

OFFICERS

Name, Address and Age	Position with Trust and Length of Service(2)	Principal Occupation During the Past 5 Years
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 51	President since 2002	Executive Vice President, Marketing and Products, Thrivent Financial since 2002

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 36	Secretary and Chief Legal Officer since 2006	Vice President, Asset Management, Thrivent Financial for Luntherans since 2006; Partner, Kirkland & Ellis LLP from 2004 to 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 42	Vice President and Chief Compliance Officer since 2004	Vice President and IC and IA Chief Compliance Officer since 2004; Vice President and Controller of Thrivent Financial from 2001 to 2004

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 40	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting, Thrivent Financial since 2006; Head of Mutual Fund Accounting, Thrivent Financial, from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005; Manager, Portfolio Compliance, Lutheran Brotherhood from 2001 to 2002; Manager, Fund Accounting, Minnesota Life from 2000 to 2001

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 50	Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 46	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 37	Vice President and Anti-Money Laundering Officer since 2006	Director, FSO Compliance Corp. BCM, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Kenneth L. Kirchner 4321 North Ballard Road Appleton, WI Age 41	Assistant Vice President since 2004	Director, Mutual Funds Operations, Thrivent Financial since 2004; Manager, Shareholder Services, Thrivent Financial from 2003 to 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 46	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

Name, Address and Age	Position with Trust and Length of Service(2)	Principal Occupation During the Past 5 Years
James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 52	Assistant Secretary since 2006	Vice President, Office of the General Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 37	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the SEC from 2000 to 2007

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 38	Assistant Treasurer since 2002	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 30	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.
(2)	Each Director serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors other than Ms. Moret are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Committees of the Board of Directors

Committee	Members(1)	Function	Meetings Held During Last Fiscal Year
Audit	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Edward W. Smeds, Constance L. Souders	The 1940 Act requires that the Directors’ independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The Audit Committee is responsible for recommending the engagement or retention of the Fund’s independent accountants, reviewing with the independent accountants the plan and the results of the auditing engagement, approving professional services, including permitted non-audit services, provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of procedures of internal auditing, and reviewing the system of internal accounting control.	5

Contracts	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Edward W. Smeds, Constance L. Souders	The function of the Contracts Committee is to assist the Board of Directors in fulfilling its duties with respect to the review and approval of contracts between the Fund and other entities, including entering into new contracts and the renewal of existing contracts. The Contracts Committee considers investment advisory, distribution, transfer agency, administrative service and custodial contracts, and such other contracts as the Board of Directors deems necessary or appropriate for the continuation of operations of each Portfolio.	5

Ethics and Compliance	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Edward W. Smeds, Constance L. Souders	The function of the Ethics and Compliance Committee is to monitor the ethics of the Adviser and oversee the legal and regulatory compliance matters of the Portfolios.	5

Committee	Members(1)	Function	Meetings Held During Last Fiscal Year
Governance	F. Gregory Campbell, Herbert F. Eggerding, Jr., Noel K. Estenson, Richard L. Gady, Richard A. Hauser, Connie M. Levi, Douglas D. Sims, Edward W. Smeds, Constance L. Souders	The Governance Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including recommendations regarding evaluation of the Board of Directors, compensation of the Directors and composition of the committees and the Board’s membership. The Governance Committee makes recommendations regarding nominations for Directors and will consider nominees suggested by shareholders sent to the attention of the President of the Fund.	5

(1)	The Independent Directors serve as members of each Committee.

Beneficial Interest in the Fund by Directors

The following tables provide information as of December 31, 2007 regarding the dollar range of beneficial ownership by each Director in each of Thrivent Partner Worldwide Allocation Portfolio, Thrivent Equity Income Plus Portfolio, Thrivent Partner Emerging Markets Portfolio, Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio. The dollar range shown in the last column reflects the aggregate amount of each Director’s beneficial ownership in all registered investment companies within the investment company complex that are overseen by the Director.

INTERESTED DIRECTORS

Name of Director	Dollar Range of Beneficial Ownership in the Portfolios		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Pamela J. Moret	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Beneficial Ownership in the Portfolios		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
F. Gregory Campbell	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Herbert F. Eggerding, Jr.	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Noel K. Estenson	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Richard L. Gady	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Name of Director	Dollar Range of Beneficial Ownership in the Portfolios		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Richard A. Hauser	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Connie M. Levi	Thrivent Partner Worldwide Allocation Portfolio	N/A	Over $100,000
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Douglas D. Sims	Thrivent Partner Worldwide Allocation Portfolio	N/A	None
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Edward W. Smeds	Thrivent Partner Worldwide Allocation Portfolio	N/A	None
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Name of Director	Dollar Range of Beneficial Ownership in the Portfolios		Aggregate Dollar Range of Beneficial Ownership in All Registered Investment Companies Overseen by the Director in the Family of Investment Companies
Constance L. Souders	Thrivent Partner Worldwide Allocation Portfolio	N/A	None
	Thrivent Equity Income Plus Portfolio	N/A
	Thrivent Partner Emerging Markets Portfolio	N/A
	Thrivent Partner Socially Responsible Stock Portfolio	N/A
	Thrivent Partner Socially Responsible Bond Portfolio	N/A
	Thrivent Partner All Cap Value Portfolio	N/A
	Thrivent Partner All Cap Growth Portfolio	N/A
	Thrivent Partner Healthcare Portfolio	N/A
	Thrivent Partner Natural Resources Portfolio	N/A
	Thrivent Partner Utilities Portfolio	N/A

Compensation of Directors

The Fund makes no payments to any of its officers for services performed for the Fund. The Independent Directors are paid an annual compensation of $100,000 to attend meetings of the Board of Directors of the Fund, the Board of Trustees of Thrivent Mutual Funds, and the Board of Trustees of Thrivent Financial Securities Lending Trust. The Chairman is compensated an additional $40,000 per year, the “lead” independent Director and the Audit Committee Financial Expert is compensated an additional $30,000 per year for these positions, and the Chair of the Audit Committee is compensated an additional $10,000 per year. Independent Directors are reimbursed by the Fund for any expenses they may incur by reason of attending Board meetings or in connection with other services they may perform in connection with their duties as Directors of the Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

The following tables provide the amounts of compensation paid to the Directors either directly or in the form of payments made into a deferred compensation plan for the fiscal year ended December 31, 2007:

Name and Position Of Person	Aggregate Compensation From Fund		Total Compensation Paid by Fund and Fund Complex(1)
Pamela J. Moret(2) Director		$0		$0

F. Gregory Campbell Director	$		$

Herbert F. Eggerding, Jr. Director	$		$

Noel K. Estenson(3) Director	$		$

Richard L. Gady(3) Director	$		$

Richard A. Hauser(3) Director	$		$

Connie M. Levi Director	$		$

Name and Position Of Person	Aggregate Compensation From Fund	Total Compensation Paid by Fund and Fund Complex(1)
Douglas D. Sims(3) Director	$	$

Edward W. Smeds(3) Chairman and Director	$	$

Connie L. Souders(3) Director	$	$

(1)	The “Fund Complex” includes the series of the Fund, series of Thrivent Mutual Funds, and Thrivent Financial Securities Lending Trust.
(2)	“Interested person” of the Fund as defined in the 1940 Act.
(3)	The Fund has adopted a deferred compensation plan for the benefit of the Independent Directors of the Fund who wish to defer receipt of a percentage of eligible compensation which they otherwise are entitled to receive from the Fund. Compensation deferred is effectively invested in Thrivent Mutual Funds, the allocation of which is determined by the individual Director. The Directors participating in the deferred compensation plan do not actually own shares of Thrivent Mutual Funds through the plan, since deferred compensation is a general liability of Thrivent Mutual Funds. A Director’s return on compensation deferred, however, is economically equivalent to an investment in the applicable Thrivent Mutual Funds. As of December 31, 2007, the total amount of deferred compensation payable to Mr. Estenson was $ ; the total amount of deferred compensation payable to Mr. Gady was $ ; the total amount of deferred compensation payable to Mr. Hauser was $ ; the total amount of deferred compensation payable to Mr. Sims was $ ; the total amount of deferred compensation payable to Mr. Smeds was $ ; and the total amount of deferred compensation payable to Ms. Souders was $ .

CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

•

Separate accounts (the “Accounts”) of Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life”), a subsidiary of Thrivent Financial, which are used to fund benefits under various variable life insurance and variable annuity contracts (each a “variable contract”) issued by Thrivent Financial and Thrivent Life;

•	Other Portfolios of the Fund; and

•	Retirement plans sponsored by Thrivent Financial.

The Trustees of the retirement plans and the Secretary of the Fund will vote shares owned by the retirement plans and the Fund. The voting rights of variable contract owners, and limitations on those rights, are explained in separate prospectuses relating to such variable contracts. Thrivent Financial and Thrivent Life will vote shares attributable to variable contracts in accordance to the voting instructions of the variable contract owners. Any shares of a Portfolio attributable to a variable contract for which no timely voting instructions are received will be voted by Thrivent Financial or Thrivent Life in proportion to voting instructions that are received with respect to all variable contracts participating in the Portfolio. Thrivent Financial and Thrivent Life are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The officers and directors of the Fund cannot directly own shares of the Fund’s Portfolios, and they cannot beneficially own shares of the Fund unless they purchase variable contracts issued by Thrivent Financial or Thrivent Life or participate in a retirement plan sponsored by Thrivent Financial. As of December 31, 2007, the officers and directors of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. To the best knowledge of the Fund, no person other than Thrivent Financial and Thrivent Life owned, of record or beneficially, 5% or more of the outstanding shares of any Portfolio as of December 31, 2007.

Information as of that date with regard to ownership by Thrivent Financial and Thrivent Life in the Fund’s Portfolios is provided below:

Name	Shares Outstanding	Percentage of Shares Outstanding
Thrivent Financial for Lutherans			%
Thrivent Life Insurance Company			%
Other Holders			%
Retirement Plan Sponsored by Thrivent Financial for Lutherans			%

Material Transactions with Independent Directors

No Independent Director of the Fund or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser or a subadviser for the Portfolios, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or a subadviser for the Portfolios exceeding $120,000. In addition, no Independent Director of the Fund or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Fund; an officer of the Fund; an investment company or an officer of any investment company having the same investment adviser or subadviser as the Portfolios as its investment adviser or having an investment adviser that directly or indirectly controls, is controlled by or under common control with the investment adviser or subadviser of the Portfolios; the Portfolios’ investment adviser; an officer of the Portfolios’ investment adviser; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser of the Portfolios (an “Associated Person”). No Independent Director of the Fund or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVESTMENT ADVISER, INVESTMENT SUBADVISERS, AND PORTFOLIO MANAGERS

Investment Adviser

The Fund’s investment adviser, Thrivent Financial, was founded in 1902 under the laws of Wisconsin, and is a fraternal benefit society owned by and operated for its members. The officers and directors of Thrivent Financial who are affiliated with the Fund are set forth below under “Affiliated Persons”. Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Investment decisions for Thrivent Equity Income Plus Portfolio and the portion of the Thrivent Partner Worldwide Allocation Portfolio invested in U.S. securities are made by Thrivent Financial, subject to the overall direction of the Board of Directors. Thrivent Financial also provides investment research and supervision of these investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of these assets.

Thrivent Financial Portfolio Managers

Other Accounts Managed

The following table provides information relating to other accounts managed by the applicable Thrivent Financial portfolio managers as of December 31, 2007:

	Other Registered Investment Companies		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
David C. Francis	4		$0		$0

Kevin R. Brimmer	7		$3	$

David R. Spangler	2		$3	$

None of the Thrivent Financial portfolio managers manage assets in pooled investment vehicles, and none of the accounts identified above have an investment advisory fee that is based on the performance of the account.

Compensation

Each portfolio manager of Thrivent Financial is compensated by an annual base salary and an annual bonus, in addition to the various benefits that are available to all employees of Thrivent Financial. The annual base salary for each portfolio manager is a fixed amount that is determined annually according to the level of responsibility and performance. The annual bonus provides for a variable payment based largely on the relative pre-tax performance of the portfolio or portfolios assigned to the individual measured for one- and three-year periods against the median performance of other funds in the same peer groups, as classified by Lipper, Inc. or an index constructed with comparable criteria. Part of the annual bonus is also based on objective individual goals or on corporate goals. Some portfolio managers also participate in Thrivent Financial’s long-term incentive plan, which provides for an additional variable payment based on the extent to which Thrivent Financial met corporate goals related to the value of new business during the previous three-year period.

Conflicts of Interest

Portfolio managers at Thrivent Financial typically manage multiple accounts. These accounts may include, among others, mutual funds, proprietary accounts and separate accounts (assets managed on behalf of pension funds, foundations and other investment accounts). The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees. In addition, the side-by-side management of these funds and accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. Thrivent Financial seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, Thrivent Financial has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Ownership in the Portfolios

Thrivent Equity Income Plus Portfolio and Thrivent Partner Worldwide Allocation Portfolio intend to commence operations on April 30, 2008, and none of the Thrivent Financial portfolio managers had investments in these Portfolios as of that date.

Investment Subadvisers

Thrivent Financial has engaged the following subadvisers for Thrivent Partner Worldwide Allocation Portfolio (to the extent invested in non-U.S. securities), Thrivent Partner Emerging Markets Portfolio,

Thrivent Partner Socially Responsible Stock Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, Thrivent Partner Healthcare Portfolio, Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio. Investment decisions for these portfolios (except for the portion of Thrivent Partner Worldwide Allocation Portfolio that is invested in U.S. securities) are made by the subadvisers, subject to the overall direction of the Board of Directors and Thrivent Financial.

Thrivent Partner Worldwide Allocation Portfolio

Investment decisions for Thrivent Partner Worldwide Allocation Portfolio are made by Mercator Asset Management LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Management Inc. (“Aberdeen”), Victory Capital Management Inc. (“Victory”) and Goldman Sachs Asset Management, L.P. (“GSAM”). Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and was founded in 1984. Mercator manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of December 31, 2007, Mercator managed approximately $     billion in assets including separate accounts, commingled funds and a mutual fund. Principal Global Investors, LLC is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal is a directly wholly owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $     billion in assets under management as of December 31, 2007. Aberdeen is located at 1735 Market Street, Philadelphia, Pennsylvania 19103 and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $     billion in assets as of December 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of its parent company, Aberdeen PLC. In particular, the subsidiaries which may provide resources are Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation, and Aberdeen Asset Management Investment Services Ltd. (“AAMISL”), a United Kingdom corporation. AAMAL and AAMISL have entered into a memorandum of understanding (“MOU”) with Aberdeen pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of Aberdeen, including Thrivent Partner Worldwide Allocation Portfolio, as associated persons of Aberdeen under the MOU, subject to supervision by Aberdeen. Victory is located at 127 Public Square, Cleveland, OH 44114 and, through predecessor firms, was organized in 1894. Victory began managing tax-exempt assets in 1912 and, as of December 31, 2007, Victory managed approximately $     billion in assets. GSAM is located at 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $     billion.

Mercator Portfolio Managers

The following table provides information about the other accounts managed by the Mercator portfolio management team of James E. Chaney and Peter F. Spano as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

One of the “other accounts” listed above has a performance-based fee and has assets of $     million.

Compensation

Mr. Chaney and Mr. Spano receive compensation that is equal to a pre-determined pro-rata share of Mercator Asset Management’s net profitability. These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution. It is the only form of compensation that they receive and is very dependent upon the firm’s asset performance. They receive no base salary, are not part of a bonus system and receive no deferred compensation. Mr. Chaney and Mr. Spano are also offered an attractive retirement savings plan.

Ownership of the Portfolio

Neither Mr. Chaney nor Mr. Spano own shares of the subadvised Portfolio.

Conflicts of Interest

Mercator Asset Management, LP, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. In order to comply with this duty, Mercator Asset Management, LP has a written Code of Ethics that requires that all Access Persons avoid conflicts of interest and avoid situations that have even the appearance of conflict or impropriety. If any conflict may arise with respect to a client, all material facts concerning such conflict must be fully disclosed.

Principal Portfolio Managers

The following tables provide information about other accounts managed by the Principal Portfolio Management team of John Pihlblad and Steven Larson as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

Principal offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to a Principal annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

•	Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

•	Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

•	Versus the peer group, incentive payout starts at 55th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods.

Conflicts of Interest

Principal provides investment advisory services to numerous clients other than the Portfolio. The investment objectives and policies of these accounts may differ from those of the Portfolio. Based on these differing circumstances, potential conflicts of interest may arise because Principal may be required to pursue different investment strategies on behalf of the Portfolio and other client accounts. For example, Principal may be required to consider an individual client’s existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Portfolio. This means that research on securities to determine the merits of including them in the Portfolio’s portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which Principal purchases or sells an investment for one or more private accounts and not for the Portfolio, or vice versa. To the extent the Portfolio and other clients seek to acquire the same security at about the same time, the Portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the Portfolio Managers desire to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Portfolio.

Ownership of the Portfolio

Neither Mr. Pihlblad nor Mr. Larson own shares of the subadvised Portfolio.

Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Devan Kaloo as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

Aberdeen compensates its portfolio managers for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance. A portion of the bonus is typically paid in the form of stock of the advisory organization with a three-year vesting period.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.

Ownership of the Portfolio

Mr. Kaloo does not own shares of the subadvised Portfolio.

Victory Portfolio Manager

The following table provides information about the other accounts managed by Margaret Lindsay as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

Victory’s compensation package for investment professionals includes a combination of base salary, annual cash bonus, and long-term deferred compensation. Bonuses are based on investment performance incentives and by the incremental growth in revenue of their respective strategies. Long-term compensation is directly tied to the net operating earnings growth of Victory and the performance of a portfolio of Victory strategies.

Conflicts of Interest

Portfolio managers at Victory typically manage multiple portfolios. Accounts participating in the same strategy are block traded to ensure that no account receives preferential treatment and to ensure consistency. In addition, all qualifying accounts participate in the composite and are, therefore, monitored for deviation via monthly composite reporting.

Ownership of the Portfolio

Ms. Lindsay does not own shares of the subadvised Portfolio.

GSAM Portfolio Managers

The following table provides information about the other accounts managed by the GSAM portfolio managers as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
James B. Clark	Registered Investment Companies: Other Pooled InvestmentVehicles: Other Accounts:		$ $ $		$ $ $

Samuel Finkelstein	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:		$ $ $		$ $ $

Ricardo Penfold	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:		$ $ $		$ $ $

Owi Ruivivar, Ph. D	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:		$ $ $		$ $ $

Please note that all of GSAM’s fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. GSAM believes this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed above the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

Compensation

GSAM’s Fixed Income Team’s (the “Fixed Income Team”) compensation package for its portfolio managers is comprised of a base salary and performance bonus. The base salary is fixed. However, the performance bonus is a function of each portfolio manager’s individual performance; the Fixed Income Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the Fixed Income Team; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall pre-tax portfolio performance; (2) consistency of performance across accounts with similar profiles; (3) compliance with risk budgets; and (4) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the investment style team are also considered when the amount of performance bonus is determined: (1) whether the teams’ performance exceeded performance benchmarks over one-year and three-year periods; (2) whether the team managed portfolios within a defined range around a targeted tracking error; (3) whether the team performed consistently with objectives and client commitments; (4) whether the team achieved top tier rankings and ratings (a consideration secondary to the above); and (5) whether the team managed all similarly mandated accounts in a consistent manner.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including: (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing the Portfolio as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Ownership of the Portfolio

Messrs. Clark, Finkelstein and Penfold and Ms. Ruivivar do not own shares of the subadvised Portfolio.

Thrivent Partner Emerging Markets Portfolio

Investment decisions for Thrivent Partner Emerging Markets Portfolio are made by Aberdeen, which Thrivent Financial has engaged as investment subadviser for the Portfolio. Aberdeen is located at 1735 Market Street, Philadelphia, Pennsylvania 19103 and is a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which was organized in 1983. Aberdeen PLC is the parent company of an asset management group managing approximately $_billion in assets as of December 31, 2007, for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients. In rendering investment advisory services, Aberdeen may use the resources of investment adviser subsidiaries of its parent company, Aberdeen PLC. In particular, the subsidiaries which may provide resources are Aberdeen Asset Management Asia Limited (“AAMAL”), a Singapore corporation, and Aberdeen Asset Management Investment Services Ltd. (“AAMISL”), a United Kingdom corporation. AAMAL and AAMISL have entered into a memorandum of understanding (“MOU”) with Aberdeen pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to clients of Aberdeen, including Thrivent Partner Worldwide Allocation Fund, as associated persons of Aberdeen under the MOU, subject to supervision by Aberdeen.

Aberdeen Portfolio Manager

The following table provides information about the other accounts managed by Devan Kaloo as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

Aberdeen compensates its portfolio for their management of particular assets. A portfolio manager’s compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on the performance of the overall advisory organization, the emerging markets equity team and the contribution of the individual to the team’s performance. A portion of the bonus is typically paid in the form of stock of the advisory organization with a three-year vesting period.

Conflicts of Interest

An Aberdeen portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Portfolio’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. A potential conflict of interest may therefore arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Aberdeen believes, however, that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Portfolio also may be appropriate for other investment accounts managed by the Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one ore more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.

Ownership of the Portfolio

Mr. Kaloo does not own shares of the subadvised Portfolio.

Thrivent Partner Socially Responsible Stock Portfolio

Investment decisions for Thrivent Partner Socially Responsible Stock Portfolio are made by Calvert Asset Management Company, Inc. (“Calvert”), which Thrivent Financial has engaged as investment subadviser for the Portfolio, and Atlanta Capital Management Company, L.L.C. (“Atlanta Capital”), which Calvert has engaged to assist in providing investment advice to the Portfolio. Calvert is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 and has been managing mutual funds since 1976. As of December 31, 2007, Calvert managed $            in assets. Atlanta Capital is located at Two Midtown Plaza, Suite 1600, 1349 West

Peachtree Street, Atlanta, GA 30309 and has been managing assets since 1969 and provides investment advisory services to a broad range of institutional and individual clients. As of December 31, 2007, Atlanta Capital managed $            billion in assets.

Portfolio Managers

Thrivent Partner Socially Responsible Stock Portfolio is managed by Richard England, Marilyn R. Irvin and William R. Hackney III.

Other Accounts Managed

The following table provides information about other accounts managed by these portfolio managers as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Richard England	Registered Investment Companies:		$			$
	Other Pooled Investment Vehicles:		$			$
	Other Accounts:		$			$

Marilyn R. Irvin	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

William R. Hackney III	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

Compensation

Portfolio manager compensation at Atlanta Capital is based, in part, on an annual salary and bonus. The salary is reviewed annually and evaluated based on industry survey data and other job responsibilities in the firm (such as heading an investment group, providing analytical support to other portfolios, or overall firm management). Atlanta Capital seeks to compensate its portfolio managers commensurate with their responsibilities and performance, and its compensation is competitive with other firms within the investment management industry.

The portfolio manager’s bonus may fluctuate from year to year. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual manages. Performance is normally based on periods ending on the June 30th preceding fiscal year-end. The primary measurements of performance are one-year, three-year and five-year total return investment performance against product-specific benchmarks and peer groups. Fund performance is evaluated primarily against a peer group of funds as determined by Lipper, Inc. and/or Morningstar, Inc. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among the managed funds and accounts.

Portfolio managers of Atlanta Capital also participate in a deferred compensation plan. The compensation from this plan is variable and may fluctuate substantially from year to year, based on changes in manager performance and other factors, as described herein. This compensation consists primarily of annual stock-based compensation consisting of options to purchase shares of non-voting common stock of Eaton Vance Corp., Atlanta Capital’s parent company. In addition, portfolio managers of Atlanta Capital maintain ownership in Atlanta Capital through a LLC holding company. Firm profits are distributed to owners based on their individual ownership percentage.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Atlanta Capital and Eaton Vance Corp. The size of the overall incentive compensation pool is determined each year by Atlanta Capital’s management team in consultation with Eaton Vance Corp. and depends primarily on Atlanta Capital’s profitability for the year.

Conflicts of Interest

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. Atlanta Capital has established procedures to mitigate such conflicts, including review of performance dispersion, policies to monitor trading and best execution and annual review of the compensation weighting process by senior management to ensure incentives are properly aligned across all client accounts.

In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested parties. In addition, Atlanta Capital has adopted procedures to monitor performance dispersion for accounts with incentive fee arrangements as compared to similarly managed non-incentive accounts.

Ownership of the Portfolio

Mr. England does not own shares of the subadvised Portfolio.

Thrivent Partner Socially Responsible Bond Portfolio

Investment decisions for the Thrivent Partner Socially Responsible Bond Portfolio are made by Calvert Asset Management Company, Inc. (“Calvert”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Calvert is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 and has been managing mutual funds since 1976. As of December 31, 2007, Calvert managed over $            billion in assets.

Calvert Portfolio Manager

Thrivent Partner Socially Responsible Bond Portfolio is managed by Mr. Gregory Habeeb.

Other Accounts Managed

The following table provides information about other accounts managed by Mr. Habeeb as of December 31, 2007.

	Total # of Accounts Managed	Total Assets
• registered investment companies:		$
• other pooled investment vehicles:		$
• other accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

The portfolio manager’s compensation consists of a salary and annual bonus. The salary, which is competitive with industry peers and standards, is determined annually and is based on the manager’s experience and responsibilities. The bonus is based on short- and long-term performance of the fund(s) managed relative to the respective passive index disclosed in the applicable fund prospectus.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Calvert portfolio managers are aware of and abide by Calvert’s trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance dispersion among accounts employing similar investment strategies, but with different fee structures, is periodically examined by Calvert to ensure that any material divergence in expected performance is adequately explained by differences in the investment guidelines and timing of cash flows.

Ownership of the Portfolio

Mr. Habeeb does not own shares of the subadvised Portfolio.

Thrivent Partner All Cap Value Portfolio

Investment decisions for the Thrivent Partner All Cap Value Portfolio are made by OppenheimerFunds Inc. (“OFI”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. OFI, Two World Financial Center, New York, NY 10281, has been an investment adviser since 1960 and, together with its affiliates, managed approximately $            billion in assets, including other mutual funds, as of December 31, 2007. OFI is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

OFI Portfolio Managers

Thrivent Partner All Cap Value Portfolio is managed by portfolio co-managers Christopher Leavy and John Damian.

Other Accounts Managed

The following table provides information about other accounts managed by Mr. Leavy and Mr. Damian as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
Christopher Leavy	Registered Investment Companies:		$
	Other Pooled Investment Vehicles:		$
	Other Accounts:		$

John Damian	Registered Investment Companies:		$
	Other Pooled Investment Vehicles:		$
	Other Accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

The portfolio managers are employed and compensated by the OFI. Under OFI’s compensation program for its portfolio managers, compensation is based primarily on the investment performance results of the funds and accounts managed by the portfolio managers, rather than on OFI’s financial success. This compensation structure is intended to align the portfolio managers’ interests with the success of the funds and accounts and their shareholders. OFI’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of April 30, 2007, each portfolio managers’ compensation consisted of three elements: A base salary, an annual discretionary bonus and the eligibility to participate in long-term awards of options and appreciation rights that relate to the common stock of OFI’s holding company parent. Senior portfolio managers may also be eligible to participate in OFI’s deferred compensation plan.

To help OFI attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of OFI and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio managers’ compensation is not based on the total value of the Portfolio’s assets, although the Portfolio’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serves to reduce potential conflicts of interest between the Portfolio and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the portfolio managers is the same as the compensation structure of the Portfolio, described above.

Conflicts of Interest

As indicated above, each portfolio manager also manages other funds and accounts. At different times, one or more of the Portfolio’s portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. This conflict may occur whether the investment strategies of the other fund or account are the same as, or different from, the Portfolio’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by OFI have the same management fee. If the management fee structure of another fund or account is more advantageous to OFI than the fee structure of the Portfolio, OFI could have an incentive to favor the other fund or account. OFI’s compliance procedures and code of ethics, however, recognize OFI’s fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are reasonably designed to preclude the portfolio managers from favoring one client over another.

Ownership of the Portfolio

Neither Mr. Leavy nor Mr. Damian own shares of the subadvised Portfolio.

Thrivent Partner All Cap Growth Portfolio

Investment decisions for the Thrivent Partner All Cap Growth Portfolio are made by Calamos Advisors LLC (“Calamos”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. Calamos, 2020 Calamos Court, Naperville, IL 60563, and its predecessors have been providing asset management services since 1977 and, as of December 31, 2007, managed approximately $            billion in assets.

Calamos Portfolio Managers

Thrivent Partner All Cap Growth Portfolio is managed by Thrivent Partner All Cap Growth Portfolio is managed by the Calamos team of John P. Calamos, Sr., Nick P. Calamos, John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko. John P. Calamos, Sr. and Nick P. Calamos lead the team as Co-Chief Investment Officers (the “Co-CIOs”). John P. Calamos, Jr., John Hillenbrand, Steve Klouda, Jeff Scudieri and Jon Vacko are the team’s senior strategy analysts.

Other Accounts Managed

The following table provides information about other accounts managed by the Co-CIOs and the senior strategy analysts as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
John P. Calamos, Sr.	Registered Investment Companies:		$			$
	Other Pooled Investment Vehicles:		$			$
	Other Accounts:		$			$

Nick P. Calamos	Registered Investment Companies:		$			$
	Other Pooled Investment Vehicles:		$			$
	Other Accounts:		$			$

John P. Calamos, Jr.	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

John Hillenbrand	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

Steve Klouda	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

Jeff Scudieri	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

Type of Accounts
Jon Vacko	Registered Investment Companies:			$			$
	Other Pooled Investment Vehicles:			$			$
	Other Accounts:			$			$

Compensation

The amounts paid to the Co-CIOs and senior strategy analysts and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. They each receive compensation in the form of an annual base salary and a non-equity incentive plan award. Investment performance, as measured by the performance across all Calamos strategies with unique benchmarks for each strategy, is utilized to determine part of the discretionary target bonus. Also, due to their ownership and executive management positions with Calamos and its parent company, additional corporate objectives are utilized to determine the non-equity incentive plan award for John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. For 2007, additional corporate objectives included marketing effectiveness, as measured by year-end assets under management, redemption rates, and growth in assets under management as compared to the industry peer group; portfolio performance, as measured by risk-adjusted performance of the investment strategies managed by the company over a blended short- and long-term measurement period; revenue growth, measured by total investment management fees and growth in investment management fee revenues compared to the industry peer group percentages; operating income, as measured by (i) operating margin relative to the industry peer group and (ii) net income; and stockholder return relative to the industry peer group.

Conflicts of Interest

Calamos does not foresee any potentially material conflicts of interest as a result of concurrent management of the subadvised Portfolio and other accounts.

Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Ownership of the Portfolio

Neither John P. Calamos, Sr. nor Nick P. Calamos own shares of the subadvised Portfolio.

Thrivent Partner Healthcare Portfolio

Investment decisions for the Thrivent Partner Healthcare Portfolio are made by Sectoral Asset Management Inc. (“S.A.M.”), which Thrivent Financial has engaged as investment subadviser for the Portfolio. S.A.M., which is located at 1000 Sherbrooke Street West, Suite 2120, Montreal, Quebec H3A 3G4, is part of the Global Alliance program of State Street Global Advisors (“SSgA”), through which SSgA provides institutional clients with advisory services. S.A.M. specializes in managing healthcare global portfolios and has been practicing this specialty since 2000. As of December 31, 2007, S.A.M. managed approximately $            billion in assets. SSgA has been partnering with asset managers since 2001 to provide advisory services and, as of December 31, 2007, managed $            billion in assets.

S.A.M. Portfolio Manager

Thrivent Partner Healthcare Portfolio is managed by Laurent Payer. Michael Sjöström is the Portfolio’s back-up portfolio manager.

Other Accounts Managed

The following table provides information about other accounts managed by Mr. Payer and Mr. Sjöström as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Laurent Payer	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Michael Sjöström	Registered Investment Companies:		$		$
	Other Pooled Investment Vehicles:		$		$
	Other Accounts:		$		$

Compensation

S.A.M. portfolio managers are compensated with a competitive salary, bonus and stock options in the firm. The remuneration of portfolio managers consists of the following elements: (a) a salary that is based on a market rate; (b) bonuses that are dependent upon the achievement of specific goals by the individual and the success of the company; and (c) stock options in S.A.M., depending upon the performance of the individual. There is no specific formula, however, based on assets under management or the portfolio performance that is used to determine the remuneration.

Conflicts of Interest

The greatest potential conflict of interest lies with the allocation of transactions among different portfolios. S.A.M. makes sure that it treats each of its clients fairly by having a clear and simple allocation policy. This policy is described in S.A.M.’s compliance manual in detail. Orders that are not completely filled are allocated pro rata among the different portfolios. The same price is received for the same order by the different portfolios. S.A.M. does not have any affiliation with any broker and does not distribute any fund. S.A.M. requires that all its investment professionals hold the Chartered Financial Analyst (CFA) designation or are enrolled in the CFA program. All of these professionals adhere to the CFA code of ethics.

Ownership of the Portfolio

Mr. Payer does not own shares of the subadvised Portfolio.

Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio

Investment decisions for the Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio are made by BlackRock Investment Management, LLC (“BlackRock”), which Thrivent Financial has engaged as investment subadviser for the Portfolios. BlackRock, 800 Scudders Mill Road, Plainsboro, NJ 08536, has been an investment adviser since 1999 and, together with its affiliates, managed approximately $            trillion in assets as of December 31, 2007.

BlackRock Portfolio Managers

Thrivent Partner Natural Resources Portfolio and Thrivent Partner Utilities Portfolio are managed by Robert Shearer and Kathleen Anderson, respectively.

Other Accounts Managed

The following table provides information about other accounts managed by Ms. Anderson and Mr. Shearer as of December 31, 2007.

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets
Kathleen Anderson	Registered Investment Companies:		$
	Other Pooled Investment Vehicles:		$
	Other Accounts:		$

Robert Shearer	Registered Investment Companies:		$
	Other Pooled Investment Vehicles:		$
	Other Accounts:		$

None of the accounts listed above has a performance-based fee.

Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”). The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in common stock of BlackRock’s parent company, BlackRock, Inc. Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program. A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his/her deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. Beginning in 2006, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of Portfolios and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.

Conflicts of Interest

Activities of BlackRock, BlackRock, Inc. and its affiliates (collectively, “BlackRock Advisors”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and other accounts Managed by BlackRock Advisors, PNC or Merrill Lynch.

BlackRock Advisors is one of the world’s largest asset management firms. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock Advisors, Merrill Lynch and PNC are affiliates of one another. BlackRock Advisors, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock Advisors, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When BlackRock Advisors seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock Advisors, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock Advisors, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock Advisors, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock Advisors, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the

Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock Advisors, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by BlackRock Advisors for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). BlackRock will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock Advisors nor any of their Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock Advisors and their Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Portfolio.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock Advisors, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock Advisors, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock Advisors, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock Advisors, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the

Portfolio. At times, these activities may cause departments of BlackRock Advisors or their Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock Advisors and its Affiliates on an arms-length basis. BlackRock Advisors, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock Advisors and their Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock Advisors nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock Advisors or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock Advisors’ client accounts. BlackRock Advisors, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Portfolios, other BlackRock Advisors’ client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock Advisors’ client accounts, including in connection with client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock Advisors’ client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock Advisors’ client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock Advisors’ client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock Advisors’ client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself. BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in their investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock Advisors, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is also possible that, from time to time, BlackRock or any of its Affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its Affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock Advisors, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock Advisors or another Affiliate. In making investment decisions for a Portfolio, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock Advisors in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock Advisors, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock Advisors and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock Advisors serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock Advisors may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock Advisors, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock Advisors, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock Advisors. In connection with any such investments, a Portfolio, to the extent permitted by the Investment Company Act of 1940, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

BlackRock Advisors and its Affiliates may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act of 1940 that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions.

BlackRock and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act of 1940 engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock Advisors, PNC or Merrill Lynch or another Affiliate and/or BlackRock Advisors’ internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock Advisors would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock Advisors or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock Advisors or their Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock Advisors and its Affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

Ownership of the Portfolio

Neither Ms. Anderson nor Mr. Shearer own shares of the subadvised Portfolios.

Affiliated Persons

The following directors and officers of Thrivent Financial, the Fund’s investment adviser, are affiliated with the Fund:

Affiliated Person	Position with Fund	Position with Thrivent Financial
Pamela J. Moret	President	Executive Vice President

Russell W. Swansen	Vice President	Senior Vice President and Chief Investment Officer

Affiliated Person	Position with Fund	Position with Thrivent Financial
Katie S. Kloster	Vice President and Chief Compliance Officer	Chief Compliance Officer

Janice M. Guimond	Vice President	Vice President, Investment Operations

Brian W. Picard	Vice President and Anti-Money Laundering Officer	Director, FSO Compliance Corp. BCM

David S. Royal	Secretary and Chief Legal Officer	Vice President, Asset Management

Gerard V. Vaillancourt	Treasurer and Principal Financial Officer	Vice President, Mutual Fund Accounting

Karl D. Anderson	Vice President	Vice President, Products

Advisory and Subadvisory Agreements

The investment advisory agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or Thrivent Life and all other expenses of the Fund (other than those assumed by Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders’ reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund’s custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolios of the Fund, expenses of shareholders’ meetings and expenses relating to the issuance, registration and qualification of shares of the Fund.

The advisory agreement and subadvisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Directors. The vote for approval must include the approval of a majority of the Directors who are not interested persons (as defined in the 1940 Act). The advisory and subadvisory agreements terminate automatically upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. With respect to a particular Portfolio, the advisory or subadvisory agreement, if any, is terminable at any time without penalty by the Board of Directors or by the vote of a majority of the outstanding shares of such Portfolio. The adviser may terminate the agreement on 60 days written notice to the Fund.

Advisory Fees

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.1

Thrivent Partner Worldwide Allocation Portfolio[2]	$0-$250 million More than $250 million	.90% .85%

Thrivent Equity Income Plus Portfolio[3]	$0-$250 million	.65%
	More than $250 million	.60%

Thrivent Partner Emerging Markets Portfolio[4]	$0-$50 million More than $50 million	1.20% 1.07%

Thrivent Partner Socially Responsible Stock Portfolio[5]	$0-$50 million More than $50 million	0.80% 0.775%

Thrivent Partner Socially Responsible Bond Portfolio[6]	$0-$50 million More than $50 million	0.70% 0.675%

Thrivent Partner All Cap Value Portfolio[7]	$0-$50 million More than $50 million	0.75% 0.70%

Thrivent Partner All Cap Growth Portfolio[8]	$0-$250 million More than $250 million	0.95% 0.90%

Thrivent Partner Healthcare Portfolio[9]	$0-$50 million More than $50 million	0.95% 0.90%

Thrivent Partner Natural Resources Portfolio[10]	$0-$50 million More than $50 million	0.75% 0.725%

Thrivent Partner Utilities Portfolio[11]	$0-$50 million More than $50 million	0.75% 0.725%

1

For any Portfolio that invests its short-term assets in Thrivent Money Market Portfolio, the adviser reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee that is charged to the Portfolio for its investment in Thrivent Money Market Portfolio.

2	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Worldwide Allocation Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
3	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Equity Income Plus Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
4	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Emerging Markets Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
5	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Socially Responsible Stock Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
6	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Socially Responsible Bond Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
7	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner All Cap Value Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
8	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner All Cap Growth Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
9	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Healthcare Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.

10	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Natural Resources Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.
11	The Adviser has contractually agreed, through at least April 30, 2009, to waive certain fees and/or reimburse certain expenses associated with shares of the Thrivent Partner Utilities Portfolio in order to limit the Net Annual Fund Operating Expenses to an annual rate of % of the average daily net assets of the shares.

Investment Subadvisory Fees

Thrivent Financial pays Principal an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.35% of the first $500 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by Principal; 0.30% of the next $500 million of the Portfolio’s average daily net assets managed by Principal; and 0.25% of all of the Portfolio’s average daily net assets managed by Principal in excess of $1.0 billion.

Thrivent Financial pays Mercator an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.75% of the first $25 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by Mercator; 0.60% of the next $25 million of the Portfolio’s average daily net assets managed by Mercator; 0.55% of the next $25 million of the Portfolio’s average daily net assets managed by Mercator; 0.50% of the next $225 million of the Portfolio’s average daily net assets managed by Mercator; 0.40% of the next $200 million of the Portfolio’s average daily net assets managed by Mercator; and 0.20% of all of the Portfolio’s average daily net assets managed by Mercator in excess of $500 million.

Thrivent Financial pays Aberdeen an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.85% of the first $50 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by Aberdeen; 0.72% of the next $50 of the Portfolio’s average daily net assets managed by Aberdeen; and 0.68% of all of the Portfolio’s average daily net assets managed by Aberdeen in excess of $100 million.1

Thrivent Financial pays Victory an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.95% of the first $25 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by Victory; 0.85% of the next $75 of the Portfolio’s average daily net assets managed by Victory; and 0.80% of all of the Portfolio’s average daily net assets managed by Victory in excess of $100 million.

Thrivent Financial pays GSAM an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Worldwide Allocation Portfolio. The fee payable is equal to 0.55% of the first $50 million of Thrivent Partner Worldwide Allocation Portfolio’s average daily net assets managed by GSAM; 0.50% of the next $200 million of the Portfolio’s average daily net assets managed by GSAM; and 0.45% of all of the Portfolio’s average daily net assets managed by GSAM in excess of $250 million.

Thrivent Financial pays Calvert an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Socially Responsible Stock Portfolio. The fee payable is equal to 0.50% of the first $50 million of average daily net asset managed by Calvert; 0.475% of the next $50 million of average daily net assets managed by Calvert; 0.45% of the next $50 million of average daily net assets managed by Calvert; 0.425% of the next $100 million of average daily net assets managed by Calvert; and 0.40% of all of the average daily net assets managed by Calvert in excess of $250 million.

1	For purposes of determining breakpoints, assets invested in Thrivent Partner Worldwide Allocation Fund, a series of Thrivent Mutual Funds, and managed by Aberdeen will be included in determining average daily net assets.

Thrivent Financial pays Calvert an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Socially Responsible Bond Portfolio. The fee payable is equal to 040% of the first $50 million of average daily net asset managed by Calvert; 0.375% of the next $50 million of average daily net assets managed by Calvert; 0.35% of the next $50 million of average daily net assets managed by Calvert; 0.325% of the next $100 million of average daily net assets managed by Calvert; and 0.30% of all of the average daily net assets managed by Calvert in excess of $250 million.

Thrivent Financial pays OFI an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner All Cap Value Portfolio. The fee payable is equal to 0.45% of the first $50 million of average daily net asset managed by OFI; 0.40% of the next $200 million of average daily net assets managed by OFI; and 0.35% of all of the average daily net assets managed by OFI in excess of $250 million.

Thrivent Financial pays Calamos an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner All Cap Growth Portfolio. The fee payable is equal to 0.65% of Thrivent Partner All Cap Growth Portfolio’s average daily net assets managed by Calamos.

Thrivent Financial pays Sectoral an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Healthcare Portfolio. The fee payable is equal to 0.65% of the first $50 million of average daily net asset managed by Sectoral; 0.60% of the next $50 million of average daily net assets managed by Sectoral; 0.40% of the next $150 million of average daily net assets managed by Sectoral; and 0.35% of all of the average daily net assets managed by Sectoral in excess of $250 million.

Thrivent Financial pays BlackRock an annual subadvisory fee for the performance of subadvisory services for Thrivent Partner Utilities Portfolio and Thrivent Partner Natural Resources Portfolio. The fee payable is equal to 0.45% of the first $50 million of average daily net asset managed by BlackRock; 0.425% of the next $50 million of average daily net assets managed by BlackRock; 0.40% of the next $150 million of average daily net assets managed by BlackRock; and 0.375% of all of the average daily net assets managed by BlackRock in excess of $250 million.

Code of Ethics

The Fund, Thrivent Financial and the subadvisers have each adopted a code of ethics pursuant to the requirements of the 1940 Act. Under the Codes of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Portfolios are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

Proxy Voting Policies

The Fund has adopted the proxy voting policies of Thrivent Financial and Thrivent Asset Management, LLC. Those policies, and the proxy voting policies of each subadviser (or a description thereof), are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-4836. You may also review this information at the Thrivent Financial website (www.thrivent.com) or the SEC website (www.sec.gov).

OTHER SERVICES

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund’s annual financial statements, assistance and consultation in connection with tax matters, SEC filings, and review of the annual income tax returns filed on behalf of the Fund.

Administration Contract

Thrivent Financial provides administrative personnel and services necessary to operate the Portfolios on a daily basis for a fee equal to 0.03 percent of each Portfolios’ average daily net assets.

Accounting Services Agreement

Pursuant to an Accounting Services Agreement (Agreement) between the Fund and Thrivent Financial, Thrivent Financial provides certain accounting and pricing services to the Portfolios. These services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on subadviser communications; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for the Portfolios. The principal reason for having Thrivent Financial provide these services is cost. Thrivent Financial has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services.

BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

Brokerage Transactions

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser to select the brokers or dealers that will execute purchase and sale transactions for the Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

The Fund’s Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, a subadviser, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a Portfolio.

Affiliated Transactions

GSAM may place trades with certain brokers with which it is under common control, including Goldman Sachs & Co., provided it determines that these affiliates’ products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. GSAM trades with its affiliated brokers in exchange for brokerage and research products and services of the type sometimes known as “soft dollars.” GSAM also trades with its affiliated brokers on an execution-only basis.

Brokerage Commissions

There are no brokerage commissions to report because the Portfolios intend to commence operations on April 30, 2008.

Portfolio Turnover Rate

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio’s assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio’s investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

CAPITAL STOCK

The total number of shares of capital stock that the Fund has authority to issue is 10,000,000,000 shares with a par value of .01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares (with the portfolios described in this SAI having the designations indicated below), subject, however, to the Board’s authority to increase or decrease the number of shares of any class.

Class	Number of Shares
Thrivent Partner Worldwide Allocation Portfolio	200,000,000
Thrivent Equity Income Plus Portfolio	200,000,000
Thrivent Partner Emerging Markets Portfolio	200,000,000
Thrivent Partner Socially Responsible Stock Portfolio	200,000,000
Thrivent Partner Socially Responsible Bond Portfolio	200,000,000
Thrivent Partner All Cap Value Portfolio	200,000,000
Thrivent Partner All Cap Growth Portfolio	200,000,000
Thrivent Partner Healthcare Portfolio	200,000,000
Thrivent Partner Natural Resources Portfolio	200,000,000
Thrivent Partner Utilities Portfolio	200,000,000

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder’s name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the 1940 Act shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the 1940 Act) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares relate. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the Board. Dividends or distributions on shares of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to the Portfolios.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated Investment Company and to avoid liability for Federal income tax in respect of that year.

NET ASSET VALUE

The net asset value per share is determined at the close of each day the New York Stock Exchange (the “NYSE”) is open, or any other day as provided by Rule 22c-1 under the 1940 Act. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the 1940 Act.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities; and dividing the result by the number of shares outstanding.

The market value of each Portfolio’s securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

•

Equity securities traded on the NYSE or any other national securities exchange are valued at the last sale price. If there has been no sale on that day or if the security is unlisted, it is valued at prices within the range of the current bid and asked prices considered best to represent value in the circumstances.

•

Equity securities not traded on a national securities exchange are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, except that securities for which quotations are furnished through the nationwide automated quotation system approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

•

Bonds and other income securities traded on a national securities exchange will be valued at the last sale price on such national securities exchange that day. Thrivent Financial may value such securities on the basis of prices provided by an independent pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

•

Bonds and other income securities not traded on a national securities exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the circumstances. Such securities may also be valued on the basis of prices provided by an independent pricing service if those prices are believed to reflect the fair market value of such securities.

Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars based upon an exchange rate quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

•	derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;

•	invest in securities within certain statutory limits; and

•	distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio’s policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

DESCRIPTION OF DEBT RATINGS

Ratings by Moody’s

Moody’s Investors Service, Inc. describes grades of corporate debt securities and “Prime-1” and “Prime-2” commercial paper as follows:

Bonds:

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return of funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•

Well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Ratings by Standard & Poor’s

Standard & Poor’s Corporation describes grades of corporate debt securities and “A” commercial paper as follows:

Bonds:

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A	Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB	Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B	Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC typically is currently highly vulnerable to nonpayment.

C	The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D	Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper:

Commercial paper rated A by Standard & Poor’s Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is “A” or better (however, in some cases a “BBB” long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer’s industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AND FINANCIAL STATEMENTS

The Portfolios do not have financial statements because they intend to commence operations on April 30, 2008.

Appendix A

PROXY VOTING POLICIES

The Fund has adopted the proxy voting policies of Thrivent Financial for Lutherans and Thrivent Asset Management, LLC. Those policies, and the proxy voting policies of its subadvisers, are described below.

THRIVENT FINANCIAL FOR LUTHERANS AND

THRIVENT ASSET MANAGEMENT, LLC

PROXY VOTING PROCESS AND POLICIES SUMMARY

•	RESPONSIBILITY TO VOTE PROXIES

Overview. Thrivent Financial for Lutherans and Thrivent Asset Management, LLC (“Thrivent Financial”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, Thrivent Financial analyzes the proxy statements of issuers whose stock is owned by the investment companies which it sponsors and serves as investment adviser (“Thrivent Funds”) and by institutional accounts who have requested that Thrivent Financial be involved in the proxy process.

Thrivent Financial has adopted Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of Thrivent Financial that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Thrivent Fund. Proxies are voted solely in the interests of the client, Thrivent Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Logistics involved may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors Thrivent Financial considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, Thrivent Financial believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

•	ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. A duly appointed committee of Thrivent Financial the (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues.

Investment Operations. The Investment Operations Staff (“Investment Operations”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures, and for ensuring that all meeting notices are reviewed and important non-routine proxy matters are communicated to the portfolio managers for consideration.

•	HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, Thrivent Financial has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in helping to establish Thrivent Financial’s proxy voting guidelines, Thrivent Financial may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

Thrivent Financial utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles Thrivent Financial holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to Thrivent Financial through both ProxyMaster.com and VoteX, ISS web-based applications. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Thrivent Financial upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Thrivent Financial. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers who desire to vote their proxies inconsistent with Thrivent Financial’s guidelines are required to document the rationale for their proposal vote to the Proxy Committee. Investment Operations is responsible for maintaining this documentation.

Summary of Thrivent Financial’s Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to shareholders upon request. The following is a summary of the significant Thrivent Financial policies:

Board Structure and Composition Issues—Thrivent Financial believes boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. Key committees (audit, compensation, and nominating/corporate governance) of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. As such, Thrivent Financial withholds votes for directors who miss more than one-fourth of the scheduled board meetings. Thrivent Financial votes against management efforts to stagger board member terms because a staggered board may act as a deterrent to takeover proposals. For the same reasons, Thrivent Financial votes for proposals that seek to fix the size of the board.

Executive and Director Compensation—Non-salary compensation remains one of the most sensitive and visible corporate governance issues. Although shareholders have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock option and incentive plans. Stock option plans transfer significant amounts of wealth from shareholders to employees, and in particular to executives and directors. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation. Generally, Thrivent Financial opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, and dilution to shareholders.

Ratification of Auditors—Annual election of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. In line with this, Thrivent Financial votes for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Mergers and Acquisitions, Anti-Takeover and Corporate Governance Issues—Thrivent Financial votes on mergers and acquisitions on a case-by-case basis, taking the following into account: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; the opinion of the financial advisor; potential conflicts of interest between management’s interests and shareholders’ interests; and changes in corporate governance and their impact on shareholder rights. Thrivent Financial generally opposes anti-takeover measures since they adversely impact shareholder rights. Also, Thrivent Financial will consider the dilutive impact to shareholders and the effect on shareholder rights when voting on corporate governance proposals.

Social, Environmental and Corporate Responsibility Issues—In addition to moral and ethical considerations intrinsic to many of these proposals, Thrivent Financial recognizes their potential for impact on the economic performance of the company. Thrivent Financial balances these considerations carefully. On proposals which are primarily social, moral or ethical, Thrivent Financial believes it is impossible to vote in a manner that would accurately reflect the views of the beneficial owners of the portfolios that it manages. As such, on these items Thrivent Financial abstains. When voting on matters with apparent economic or operational impacts on the company, Thrivent Financial realizes that the precise economic effect of such proposals is often unclear. Where this is the case, Thrivent Financial relies on management’s assessment, and generally votes with company management.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, Investment Operations enters votes electronically into ISS’s ProxyMaster or VoteX system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to Thrivent Financial indicating that the votes were successfully transmitted.

On a periodic basis, Investment Operations queries the ProxyMaster or VoteX system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, Investment Operations contacts the applicable portfolio manager if the vote for a particular client or Thrivent Fund has not yet been recorded in the computer system on a non-routine proposal.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of Thrivent Financial and those of its clients with respect to proxy voting.

Application of the Thrivent Financial guidelines to vote client proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party.

However, for proxy votes inconsistent with Thrivent Financial guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. Issues raising possible conflicts of interest are referred by Investment Operations to the Proxy Committee for immediate resolution. The Proxy Committee then assesses whether any business or other relationships between Thrivent Financial and a portfolio company could have influenced an inconsistent vote on that company’s proxy.

•	REPORTING AND RECORD RETENTION

Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. Thrivent Financial retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently than the Thrivent Financial voting guidelines. In addition, any document which is material to a proxy voting decision such as the Thrivent Financial voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years.

Vote Summary Reports will be generated for each Thrivent Portfolio. The report specifies the company, ticker, cusip, meeting dates, proxy proposals, and votes which have been cast for the Thrivent portfolio during the period, the position taken with respect to each issue and whether the portfolio voted with or against company management. Reports normally cover quarterly or annual periods.

MERCATOR

Proxy Voting Process and Policies Summary

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the Chief Compliance Officer CCO for adherence to these rules.

MAM Proxy Voting Policies:

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Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is an fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

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MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

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MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

Proxy Voting Procedures:

•	Designated Proxy Officer of MAM is responsible for client proxy votes.

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MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client’s best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client’s best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

•	Full documentation is kept on each vote cast in every client account.

•

Additionally, the CCO will review and sign-off on the following votes: Any vote presented to MAM’s investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

•

Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM’s investment committee for a decision.

•	Procedures are in place to assure voting is done in a timely manner.

Proxy Voting Reporting:

Reporting of proxy voting is available to all of our clients upon request.

PRINCIPAL GLOBAL INVESTORS, LLC (“PGI”)*

Policy on Proxy Voting

for Investment Advisory Clients

PGI has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where PGI has the authority to vote proxies, PGI complies with its legal, fiduciary, and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect PGI’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors PGI generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each PGI equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the lead Portfolio Manager for the requesting Portfolio Management Team; (iii) notification to the Compliance Department and other appropriate PGI personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of PGI periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

Our Portfolio Management Teams have decided to generally follow the Guidelines and ISS Recommendations, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of PGI senior management) and any specific shareholder vote (subject to the approval process described in this policy).

Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by PGI to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

PGI’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. PGI management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

PGI may hire other service providers to replace or supplement ISS with respect to any of the services PGI currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

Conflicts of Interest

Pursuant to this Policy, PGI has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by PGI in accordance with the Guidelines and ISS Recommendations will not be viewed as being the product of any conflicts of interest because PGI casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where a Portfolio Management Team decides to vote against an ISS Recommendation. In any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, may include consultation with the client whose account may be affected by the conflict as well as an inquiry by PGI management into potential conflicts of interest., PGI senior management will not approve decisions that are based on the influence of such conflicts.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where PGI places client assets with managers outside of PGI, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. PGI may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. PGI can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with PGI the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Aberdeen U.S. Registered Advisers

Proxy Voting Policies and Procedures

As of February 8, 2006

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Management Inc., a Delaware Corporation, (“Aberdeen US”), Aberdeen Asset Management Asia Limited, a Singapore Corporation (“Aberdeen Singapore”), Aberdeen Asset Management Limited, an Australian Corporation (“Aberdeen AU”), and Aberdeen Asset Management Investment Services Limited (“AAMISL”), (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM, “Aberdeen”). These Policies and Procedures address proxy voting considerations under U.S. law and regulation and under Canadian securities laws. These Policies and Procedures do not address the laws or requirements of other jurisdictions.

Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Asset Managers Limited (“Aberdeen UK”), a non-US registered adviser, provides advisory resources to certain U.S. clients of Aberdeen Singapore and Aberdeen AU. In addition, Aberdeen UK provides advisory resources to certain U.S. clients of Aberdeen US pursuant to another MOU. Under these MOUs, the affiliates of the Aberdeen Advisers may provide various portfolio management resources, including substantive advice on voting proxies for certain equity securities. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen US or to U.S. clients of Aberdeen Singapore or Aberdeen AU, Aberdeen UK will be subject to the control and supervision of the registered adviser and will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their respective Boards of Directors. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen .US, Aberdeen Singapore and Aberdeen AU will provide proxy voting services to Canadian investment funds in accordance with National Instrument 81-106—Investment Fund Continuous Disclosure.

I.	Definitions

A.	“Best interest of clients”. Clients’ best economic interests over the long term that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B.	“Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A.	Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

B.	Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.	Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D.	Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.	Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F.	Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1.	No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2.	Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3.	Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4.	Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5.	Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6.	Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document. If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G.	Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H.	Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I.	Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J.	Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A.	General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;

•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and

•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B.	Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C.	Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D.	Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E.	Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A.	Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s designated proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B.	Material Conflicts of Interest.

1.	Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (“Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2.	When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C.	Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D.	Vote. The following describes the breakdown of responsibilities between the designated PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1.	Aberdeen US Clients

The designated PA for Aberdeen US (“PA-US”), and the designated PA for Aberdeen UK (“PA-UK”), are responsible for ensuring that votes for Aberdeen US clients are cast and cast in accordance with these Policies and Procedures. The PA-US is primarily responsible for administering proxy votes for the funds which are sub-advised by Aberdeen US, the US closed-end Funds for which Aberdeen Singapore is the Manager, and the Canadian investment funds.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen US, Aberdeen UK, Aberdeen AU or Aberdeen Singapore. Under Aberdeen-US’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen US, Aberdeen UK, Aberdeen AU, Aberdeen Singapore, or AAMISL, decisions on how to vote will be referred to the Aberdeen US proxy committee (“PC-US/UK”). Under Aberdeen US’s MOU with Aberdeen UK, the PC-US/UK is headquartered in Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team. The PC-US/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-US/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-US or PA-UK. If a material conflict of interest is identified, the PC-US/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen US has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically. The Phoenix Funds, sub-advised by Aberdeen US, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-US with access to ProxyEdge. . Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen US. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based voting. In the absence of any material conflict of interest, Aberdeen US may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen US will follow the procedures outlined in Section IV.B.2, above.

2.	Aberdeen Singapore Clients

Aberdeen AU and Aberdeen Singapore are responsible for deciding how to vote for the US closed-end Funds and the Canadian investment funds and will instruct the PA-US Aberdeen US accordingly. The PA-US shall ensure that the votes are cast and cast in accordance with the relevant Proxy Voting Policy and Procedure of the relevant Fund. The PA-US uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. The relevant analyst may be a member of the Fund portfolio management team in Aberdeen Singapore, Aberdeen AU, Aberdeen UK, or AAMISL In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-Asia”) located in Singapore and Australia, comprised of a representative from each of equity fund management, fixed income fund management and compliance teams respectively. The PC-Asia meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-Asia determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-US to be cast. If a material conflict of interest is identified, the PC-Asia will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

E.	Review. Each designated PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A.	Documentation. The Aberdeen PAs are responsible for:

1.	Implementing and updating these Policies and Procedures;

2.	Overseeing the proxy voting process;

3.	Consulting with portfolio managers/analysts for the relevant portfolio security; and

4.	Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B.	Record Keeping.

1.	Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen US will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Singapore will be maintained by Proxy Edge.

A US Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly. Aberdeen US shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2.	As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3.	Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C.	Reporting. For US Funds, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen US, Aberdeen AU, Aberdeen Singapore, and AAMISL will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the US closed-end Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such Aberdeen Adviser will be deemed to be authorized to provide proxy -voting records on such Client accounts to such other adviser.

For Canadian investment funds, Aberdeen US, Aberdeen AU and Aberdeen Singapore will assist in preparing annual proxy voting records for the period ending June 30 of each year and will post an annual proxy voting record on each Canadian investment fund’s website no later than August 31 of each year. Upon receipt of a client or securityholder’s request, Aberdeen US, Aberdeen AU or Aberdeen Singapore will make available a copy of these Policies and Procedures and the Canadian investment fund’s proxy voting record, without charge, to any client or securityholder upon a request made by the client or securityholder after August 31.

D.	Review of Policies and Procedures. These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers. Any questions regarding the Policies and Procedures should be directed to the Compliance Department of the respective Aberdeen Adviser. Each Compliance Department maintains information regarding the PA and the PC for the respective Aberdeen Adviser.

Defining Terms Insert

Defining

Terms

Fundamental investment research techniques generally involve assessing a company or security’s value based on a broad examination of financial data, quality of management, business concept and competition.

Quantitative investment research techniques generally focus on a company’s financial statements and assess a company or security’s value based on appropriate financial ratios that measure revenue, profitability and financial structure.

Technical investment research techniques generally involve studying trends and movements in a security’s price, trading volume and other market-related factors in an attempt to discern patterns.

Victory Capital Management

Proxy Voting Policy

Effective Date: August 18, 2003

Revised Date: September 25, 2007

PROXY VOTING POLICY

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship

•

principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.* In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions

•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•	a written record of such voting will be kept by Victory or its designated affiliate

•	the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer)

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•	Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

Proxy Recall for Securities Lending, as required:

Victory will use reasonable efforts to determine if the recall of a security on loan is warranted in time to vote proxies if the fund knows that a vote concerning a “material” event will occur.

•

Victory may utilize the services of an independent third-party to assist in the process of recalling loaned out shares including, but not limited to, assisting Victory to anticipate record dates for upcoming high profile meetings for which it may recall shares in advance of voting.

•

Appropriate information will be sent to the Securities Lending Group with the specific record date of the security that needs to be recalled. Once the security is recalled, the proxy will flow into Victory’s normal voting procedures.

•	Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.

•	Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com.

STATEMENT OF CORPORATE GOVERNANCE

The rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

PROXY VOTING PROCEDURE

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made. Proxy’s are presented to the committee through the Corporate Actions Department. Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee. Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, Victory and Key Private Bank Senior Portfolio Managers, and Head of Fund Administration. Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on majority votes of committee.

VOTING GUIDELINES

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

CORPORATE GOVERNANCE

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting. Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors
Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input. Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments
To By-Laws Or Charters	Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance. However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

CORPORATE GOVERNANCE

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device. The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock. Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts. However, in certain cases the rights are transferable and Victory may recommend selling. The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’
Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action
By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business. Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations. In addition, shareholders should review any expansion or development of company objectives and activities.

CORPORATE GOVERNANCE

Change In The Date Or Location
Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings. A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company
Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies,
Continuation Of Company Management, Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund
To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders. Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company
Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business
As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

BOARD OF DIRECTORS

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm. Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

BOARD OF DIRECTORS

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity. However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors. Victory supports the position whereby directors hold a minimum level of stock in the company. Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However, Victory would vote against any plan that awards any director excessively.

Election of Management’s
Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders. Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards. Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported. Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

BOARD OF DIRECTORS

Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations. Examples of considerations include, but are not limited to, having: a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees
Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock. Directors also should be shareholders in order to align their interests with those they represent.

TAKEOVER DEFENSE AND RELATED ACTIONS

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders. When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger. Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

TAKEOVER DEFENSE AND RELATED ACTIONS

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

Change In The Number Of
Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes.However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.) Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State
Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders. Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

COMPENSATION PLAN

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans. Additionally, incentives are less than the established plans.

COMPENSATION PLAN

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options. Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation. However, compensation that better matches management and shareholder interests is supported. Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved. Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans
To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position. These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

CAPITAL STRUCTURE, CLASSES OF STOCK AND RECAPITALIZATION

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released. If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility. However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price. However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances. However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders. Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares. Dividends are considered positive because they return capital and enhance returns for shareholders.

SOCIAL ISSUES

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

SOCIAL ISSUES

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions. Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

INTERNATIONAL CORPORATE GOVERNANCE

Victory will follow the established Proxy Voting Policy guidelines already in place, unless otherwise noted below when voting International Corporate Governance proxies. Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Receiving and/or Approving
Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports (prior) at the annual meeting. However, this may be opposed in cases where there are (serious) concerns regarding practices of the Board or (audit) committees appointed by the Board.

Payment of Final Dividends/
Return of Capital	Generally Approved

Stock dividends are generally approved and in the best long-term economic interest of the shareholders. Dividends (are considered positive because they) return capital and enhance returns for shareholders.

Share Repurchase Plan	Generally Approved

Vote FOR a plan by which the company buys back its own shares, if the plan is offered to all shareholders.

Share Issuance Requests	Review Case-By-Case

Victory will generally support share issuance request with preemptive rights. However, Victory may vote on a case-by-case basis on specific issuances with or without preemptive rights.

Victory will vote proxies for international holdings in the best interests of its shareholders. Victory will attempt to process every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information on the international security, in which case we will vote against.

ADDITIONAL TOPICS

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

MATERIAL CONFLICTS OF INTEREST

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	We vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•	document the nature of the conflict and the rationale for the recommended vote

•	solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser

•	If a member of the Proxy Committee has a conflict (e.g.—family member on board of company)—he/she will not vote (or recluse themselves from voting).

•

Report to the Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

RECORDKEEPING

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	copies of all policies and procedures required by Rule 206(4)-6

•	a written record of votes cast on behalf of clients

•	any documents prepared by Victory or the Proxy Committee germane to the voting decision

•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

GLOSSARY

Blank Check Preferred Stock—A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw—Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter—Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board—A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting—Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance—Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting—Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements—Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail—Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification—Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting—The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

GLOSSARY

Poison Pill—The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights—pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. preemptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy—The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest—Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Recall—Recalling of loaned out securities before record date to exercise voting rights.

Proxy Statement—A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan—A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation—Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

GLOSSARY

Restricted Stock—Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan—A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal—Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan—A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws—In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency—their shareowners.

Street Name/Nominee Name—Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names. Such a system makes it more difficult to obtain shareholder information. Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock. The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority—Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself—that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report—A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting—Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights. Insiders owning the higher voting shares are able to maintain control, even though they usually own only a fraction of the outstanding shares.

Written Consent—The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

EXECUTIVE COMPENSATION TERMS

At-the-Money Option—An option with exercise price equal to the current market price.

Bonus Shares—Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option—The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date. Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision—A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting—A plan feature providing that all awards vest in full after a specified date. If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock—A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan—A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP)—A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan—A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding. Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price—Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan—A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula. This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants—Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s)—Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

EXECUTIVE COMPENSATION TERMS

Indexed Option—The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option—An option with an exercise price below the current market price.

Limited Stock Appreciation Rights (LSAR’s)—These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s. The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having to make a person cash outlay to exercise the option. The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s)—Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date. The term of such awards may be longer or shorter than ten years. The company receives the tax deduction at the time the executive receives income.

Omnibus Plan—A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option—An option with an exercise price above the current market price.

Performance Shares—Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units—Cash awards contingent upon the achievement of specified performance goals. The amount of cash payable typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Phantom Stock—An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock. These units do not represent an ownership interest. The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options—An option whose exercise price is set above fair market value on grant date.

Put Option—The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding—A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options—Options granted to replace shares owned outright that have been swapped as payment of the option exercise price. At the time of the swap, the company grants a new stock option equal to the number of shares swapped. The reloaded options generally have a new vesting period and the same expiration date as the original options.

EXECUTIVE COMPENSATION TERMS

Repricing—An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock—A grant of stock, subject to restrictions, with little or not cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m)—The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT)—A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs)—An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right—The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule—A holding period following grant date during which time options may not be exercised.

Volatility—The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD)—The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Goldman, Sachs & Co.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

Goldman Sachs Princeton LLC

(collectively, “GSAM”)

SUMMARY OF POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM’s fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

Implementation by Portfolio Management Teams

Each GSAM equity portfolio management team (“Portfolio Management Team”) has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team’s investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services (“ISS”), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM’s decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM’s oversight, will generally result in proxy voting decisions which are favorable to shareholders’ interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team’s decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]

In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

[3]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[4]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
[5]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I. Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues — such as approval of mergers and other significant corporate transactions — require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

[6]

Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]

The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s

[9]

The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•

The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•

if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III. Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a

[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•      voted to implement or renew a “dead-hand” poison pill

•      ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•      failed to act on takeover offers where the majority of the shareholders have tendered their shares

•      are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•      on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•      sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

#	VOTE and DESCRIPTION
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•      auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•      auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•      on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•      ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•      are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•      on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•      environmental liabilities;

•      bank lending policies;

•      corporate political contributions or activities;

•      alcohol advertising and efforts to discourage drinking by minors;

•      costs and risk of doing business in any individual country;

•      involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11]

Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

CALAMOS PROXY VOTING POLICIES AND PROCEDURES

The following is a summary of the proxy voting policies and procedures used by Calamos Advisors LLC (“Calamos”) in voting proxies relating to securities held by its clients for which it has voting authority.

To assist us in voting proxies, Calamos has delegated its administrative duties with respect to analysis and voting proxies to its Proxy Group of its Risk Management Group within Portfolio Management Department (the “Proxy Group”) and to its Corporate Actions Group within the Portfolio Management Department (“Corporate Actions”).

In general, if we believe that a company’s management and board have interests sufficiently aligned with our client’s interest, we will vote in favor of board-approved proposals. More specifically, we seek to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of our clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, we have established procedures to help us resolve conflicts of interests that might arise when voting proxies for our clients. This procedure provides that the Committee, along with the Calamos Legal Department, will examine conflicts of interests with our clients which we are aware and seek to resolve such conflicts in the best interests of our clients, irrespective of any such conflict.

Calamos advisory clients may obtain a copy of our Proxy Voting Policies and Procedures or their account’s voting record by calling (800) 582-6959 or by writing to us at Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563.

CALVERT ASSET MANAGEMENT COMPANY, INC.

PROXY VOTING POLICY

Introduction

CAMCO seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which CAMCO believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, CAMCO votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. CAMCO is of the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our clients.

Oversight of the proxy voting process is the responsibility of Calvert Social Research Department. CSRD reviews and approves amendments to CAMCO’s Voting Policy and delegates authority to vote in accordance with this Policy to Institutional Shareholder Services, Inc., a service provider. CAMCO retains the final authority and responsibility for voting.

I. CORPORATE GOVERNANCE

A. Board and Governance Issues

•	Board of Directors

The board of directors (“the board”) is responsible for the overall governance of the corporation, including representing the interests of shareowners and overseeing the company’s relationships with other stakeholders. While company boards in most countries do not have a statutory responsibility to protect stakeholders, the duties of care and loyalty encompass the brand, financial, and reputational risks that can result from inadequate attention to stakeholder interests. Thus, in our view, a board’s fiduciary duties encompass stakeholder relations as well as protecting shareowner interests.

One of the most fundamental sources of good governance is independence. Directors who have financial or other affiliations with companies on whose boards they serve may face conflicts of interest between their own interests and those of the corporation’s shareowners and other stakeholders. In our view, the board should be composed of a majority of independent directors and key committees, including the audit, compensation, and nominating and/or governance committees, should be composed exclusively of independent directors.

Independent directors are those who do not have a material financial or personal relationship with the company or any of its managers that could compromise the director’s objectivity and fiduciary responsibility to shareowners. In general, this means that an independent director should have no affiliation with the company other than a seat on the board and (in some cases) ownership of sufficient company stock to give the director a stake in the company’s financial performance, but not so great as to constitute a controlling or significant interest.

A significant difference between governance structures among different countries involves board structure. There are some countries — for example, Germany, Austria, and the Netherlands — that use a two-tiered board structure. Companies in these countries have supervisory boards and management boards. Supervisory boards are made up of non-executives and management boards are comprised of executives.

Because the board’s ability to represent shareowners independently of management can be compromised when the Chair is also a member of management, it can sometimes be beneficial for the Chair of the board to be an independent director.

Another critical component of good governance is diversity. Well-governed companies benefit from a wide diversity of perspective and background on their boards. To bring such diversity to the board, directors should be chosen to reflect diversity of experience, perspective, expertise, gender, race, culture and geography. CAMCO’s goal in addressing board diversity is to assure that boards of directors fairly represent the concerns of both shareholders and stakeholders. Stakeholders include employees, communities, vendors, and customers, and as such, include people of color and racial minorities who have historically faced discrimination or denial of opportunities solely on account of their race. Even well governed corporations may risk perpetuating this historic injustice if boards of directors are not inclusive and diverse.

Companies that are private may take some time to achieve an adequate balance of diversity and independence on their boards. For private companies, CAMCO will vote on a case-by-case basis on board independence and board diversity matters.

Each director should also be willing and able to devote sufficient time and effort to the duties of a director. Ordinarily, this means that directors should not sit on more than two other boards of publicly traded companies, unless personal circumstances allow sufficient time to devote to corporate governance on several boards. Directors who routinely fail to attend board meetings, regardless of the number of boards on which they serve, are not devoting sufficient attention to good corporate governance.

The board should periodically evaluate its performance, the performance of it various committees, and the performance of individual board members in governing the corporation.

CAMCO will oppose slates of directors without at least a majority of independent directors.

CAMCO will oppose slates of directors that result in a board that does not include both women and people of color and may oppose slates of directors that include women and people of color should CAMCO conclude that the presence of women and people of color on the board constitutes mere token representation.

CAMCP will support proposals requesting that companies adopt policies or nominating committee charters to assure that diversity is a key attribute of every director search.

CAMCO will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

CAMCO will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

CAMCO may oppose slates of directors in situations where the company failed to take action on shareowner proposals that passed in previous years.

CAMCO will ordinarily oppose director candidates who have not attended a sufficient number of meetings of the board or key committees on which they served to effectively discharge their duties as directors.

CAMCO will support proposals calling for a systematic and transparent board election and nominating regime.

•	Classified or Staggered Boards

On a classified (or staggered) board, directors are divided into separate classes with directors in each class elected to overlapping three-year terms. Companies argue that such boards offer continuity in strategic direction, which promotes long-term planning. However, in some instances these structures may deter legitimate efforts to elect new directors or takeover attempts that may benefit shareowners. A classified board structure may also tend to depress stock price if viewed as an anti-takeover measure.

CAMCO will ordinarily support proposals to elect all board members annually and to remove classified boards.

•	Increase Authorized Common Stock

Companies may choose to increase their authorization of common stock for a variety of reasons. In some instances, the intended purpose of the increased authorization may clearly benefit shareowners; in others, the benefits to shareowners are less clear. Given that increased authorization of common stock is dilutive, except where the authorization is being used to facilitate a stock split or stock dividend, proposed increases in authorized common stock must be examined carefully to determine whether the benefits of issuing additional stock outweigh the potential dilution.

CAMCO will ordinarily support proposals authorizing the issuance of additional common stock necessary to facilitate a stock split.

CAMCO will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, CAMCO will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but unissued shares will be used as a poison pill or other takeover defense.

•	Blank Check Preferred Stock

Blank check preferred stock is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend, and conversion rights) are set by the board at a future date without further shareowner action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as an anti-takeover device.

CAMCO will ordinarily oppose the creation of blank check preferred stock. In addition, CAMCO will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

•	Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally, supermajority provisions require at least 2/3 affirmative votes for passage of issues.

CAMCO will ordinarily oppose supermajority vote requirements.

•	Restrictions on Shareowners Acting by Written Consent

Written consent allows shareowners to initiate and carry out a shareowner action without waiting until the annual meeting, or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareowner meeting.

CAMCO will ordinarily oppose proposals to limit or eliminate the right of shareowners to act by written consent.

•	Restrictions on Shareowners Calling Meetings

It is common for company management to retain the right to call special meetings of shareowners at any time, but shareowners often do not have similar rights. In general, we support the right of a majority of shareowners to call special meetings, even in extraordinary circumstances, such as consideration of a takeover bid. Restrictions on the right of a majority of shareowners to call a meeting can also restrict the ability of shareowners to force company management to consider shareowner proposals or director candidates.

CAMCO will ordinarily oppose restrictions on the right of shareowners to call special meetings, as such restrictions limit the right of shareowners to participate in governance.

•	Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

CAMCO will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

•	Reincorporation

Corporations are bound by the laws of the states in which they are incorporated. Companies reincorporate for a variety of reasons, including shifting incorporation to a state where the company has its most active operations or corporate headquarters. In other cases, reincorporation is done to take advantage of stronger state corporate takeover laws, or to reduce tax or regulatory burdens. In these instances, reincorporation may result in greater costs to stakeholders, or in loss of valuable shareowner rights.

CAMCO will ordinarily support proposals to reincorporate for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

CAMCO will ordinarily oppose proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

•	Cumulative Voting

Cumulative voting allows shareowners to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareowners to win board representation. Cumulative voting gives minority shareowners a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

CAMCO will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

•	Dual or Multiple Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareowners, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends. Creation of multiple classes of stock limits the right of some shareowners – often a majority of shareowners – to exercise influence over the governance of the corporation. This in turn diffuses directors’ incentives to exercise appropriate oversight and control over management.

CAMCO will ordinarily oppose proposals to create dual classes of stock. However, CAMCO will examine and vote on a case-by-case basis proposals to create classes of stock offering different dividend rights (such as one class that pays cash dividends and a second that pays stock dividends), and may support such proposals if they do not limit shareowner rights.

•	Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that limitations on director tenure improve governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, CAMCO will examine and vote on a case-by-case basis proposals to limit director tenure.

•	Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements, or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

CAMCO will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

CAMCO will oppose excessive awards of stock or stock options to directors.

•	Selection of Auditor and Audit Committee Chair

Annual election of the outside auditors is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside auditors, we believe that outside auditors must ultimately be accountable to shareowners. A report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees, in conjunction with Financial Industry Regulatory Authority, concluded that audit committees must improve their current level of oversight of independent accountants. Given recent examples of accounting irregularities that audit panels and auditors failed to detect, in CAMCO’s view shareowner ratification of independent auditors is an essential step toward restoring investor confidence.

Many of the accounting irregularities in recent years stem from two causes: conflicts of interest, often arising when certain non-audit fees are far more lucrative to the audit firms than the contracts for independent corporate audits; and misstatement of earnings (e.g., use of one-time charges, off-balance-sheet entities or utilizing unrealistic projections of portfolio returns as a justifications for underfunding company pension plans and overstating earnings). A number of countries now call for disclosure of payments for non-audit services. Others have established limits on the percentage of non-audit income that auditors can earn from one client. Some regulations go so far as to ban non-audit work for auditors.

CAMCO will ordinarily oppose proposals seeking ratification of the auditor when fees for non-audit consulting services exceed audit fees, or in any other case where CAMCO determines that the independence of the auditor may be compromised.

CAMCO will ordinarily support proposals that call for more stringent measures to ensure auditor independence.

In a number of countries including Spain, Italy and Japan, companies routinely appoint internal statutory auditors.

CAMCO will ordinarily support the appointment or reelection of internal statutory auditors unless there are concerns about audit methods used or the audit reports produced, or if there are questions regarding the auditors being voted on.

In some countries, shareholder election of auditors is not common practice.

CAMCO will ordinarily support proposals that call for the annual election of auditors by shareholders.

CAMCO will ordinarily oppose proposals seeking ratification of the audit committee chair if the audit committee recommends an auditor whose non-audit consulting services exceed audit fees, or in any other case where CAMCO determines that the independence of the auditor may be compromised.

CAMCO will otherwise vote on a case-by-case basis proposals seeking ratification of the audit committee chair, and may oppose ratification when CAMCO believes the company has used overly aggressive or other unrealistic assumptions in financial reporting that overstate or otherwise distort its earnings from ongoing operations.

•	Transparency and Disclosure

International corporate governance is changing rapidly and there has been a wave of development of governance codes around the world in response to crises such as the Asian financial crash in the late 1990s and the United States accounting scandal. In fact there are approximately forty different codes in the EU member countries alone. However, the common thread throughout all of these codes is that shareowners want their companies to be transparent.

CAMCO will ordinarily support proposals that call for full disclosure of company financial performance.

CAMCO will ordinarily support proposals that call for an annual financial audit by external and independent auditors.

CAMCO will ordinarily support proposals that call for disclosure of ownership, structure, and objectives of companies, including the rights of minority shareholders vis-à-vis the rights of major shareholders.

CAMCO will ordinarily support proposals calling for disclosure of corporate governance codes and structures.

CAMCO will ordinarily support proposals that call for disclosure of related party transactions.

CAMCO will ordinarily support proposals that call for disclosure of the board nominating process.

•	Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these Guidelines.

CAMCO will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility underlying these Guidelines.

•	Expensing of Stock Options

The treatment of stock options in corporate financial reporting has been a subject of much debate in recent years. The majority of companies that make extensive use of stock options — particularly when used as a key component of executive compensation — take no charge on their financial statements for issuance of such options. Yet with the rapid growth of executive stock options as a major source of executive compensation, there have been renewed calls for revision of current accounting standards that allow companies to choose between recording fair value or intrinsic value of those options. It is likely that companies will be required to expense stock options sometime in the near future. Until that time, it remains CAMCO’s view that the expensing of stock options gives shareholders valuable additional information about companies’ financial performance, and should therefore be encouraged.

CAMCO will ordinarily support proposals requesting that companies expense stock options.

B. Executive and Employee Compensation

In 1980, CEO compensation was 42 times greater than the average worker; by 2000, CEOs were paid 600 times more than their average employees. According to the AFL-CIO, if the rate of growth of executive compensation were to continue, the average CEO’s salary would equal that of about 150,000 American factory workers in the year 2050. “The size of CEO compensation is simply out of hand.” Business Week, 04/22/02.

The problem is not limited to CEOs. Excessive executive compensation has become a widespread problem throughout American industry. In too many situations, corporate executives are essentially insured against downside risk while enjoying a disproportionate share of upside gain. The significant increase in the use of stock options for executive compensation that began in the 1990s also created strong incentives for executives to use their insider knowledge for short-term personal gain, and to increase the value of their options by, in many cases, concealment or selective disclosure of material information.

Executive risks and rewards need to be better aligned with those of employees, shareowners and the long-term performance of the corporation. Prosperity should be shared broadly within a company, as should the downside risk of share ownership.

Executive compensation packages should also be transparent and shareowners should have the right and responsibility to vote on major stock option and other incentive plans. Stock option plans transfer significant amounts of wealth from shareowners to highly paid executives and directors. Reasonable limits must be set on dilution caused by such plans, which should be designed to provide incentives as opposed to risk-free rewards.

•	Disclosure of CEO, Executive, Board and Management Compensation

CAMCO will ordinarily support proposals requesting companies to disclose the compensation — including salaries, option awards, bonuses, and restricted stock grants — of top management and the Board of Directors.

•	Compensation for CEO, Executive, Board and Management

CAMCO will oppose executive compensation proposals if we determine that the compensation does not reflect the financial, economic and social circumstances of the company (i.e. during times of financial strains or underperformance).

•	Formation and Independence of Compensation Review Committee

CAMCO will support proposals requesting the formation of a committee of independent directors to regularly review and examine executive compensation.

•	Stock Options for Board and Executives

During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies’ financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

Boards are beginning to scrutinize executive compensation more carefully, but there are still many companies whose executive compensation seems disconnected from the actual performance of the corporation and creation of shareowner value. Many boards continue to approve option re-pricing packages that allow executives to avoid downside risk and exercise options at favorable prices, further weakening the alignment between management interests and shareowner interests. Re-pricing can, in some cases, serve to strengthen the alignment; for example, when options are offered broadly to middle managers and employees as well as top executives, or when re-pricing reduces potential dilution.

CAMCO will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that exceed these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

CAMCO will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

CAMCO will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

CAMCO will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

CAMCO will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

CAMCO will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

CAMCO will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

•	Employee Stock Ownership Plan (ESOPs)

CAMCO will support proposals to approve ESOPs created to promote active employee ownership (e.g., those that pass through voting rights on all matters to a trustee or fiduciary who is independent from company management). CAMCO will oppose any ESOP whose primary purpose is to prevent a corporate takeover.

•	Pay Equity

CAMCO will support proposals requesting that management provide a pay equity report.

•	Ratio Between CEO and Worker Pay

CAMCO will support proposals requesting that management report on the ratio between CEO and employee compensation.

CAMCO will examine and vote on a case-by-case basis proposals requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

•	Executive Compensation Tie to Non-Financial Performance

CAMCO will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

•	Shareowner Access to Proxy

Equal access proposals ask companies to give shareowners access to proxy materials to state their views on contested issues, including director nominations. In some cases, such proposals allow shareowners holding a certain percentage of shares to nominate directors. There is no reason why management should be allowed to nominate directors while shareowners — whom directors are supposed to represent — are deprived of the same right. At the same time, we recognize the countervailing argument that shareowners should not interfere with the ordinary business prerogatives of management. On balance, however, we support the view that shareowners should be granted access to the proxy ballot in the nomination of directors.

CAMCO will ordinarily support proposals for shareowner access to the proxy ballot.

•	Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts. While CAMCO recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

CAMCO will support proposals providing shareowners the right to ratify adoption of golden parachute agreements.

CAMCO will examine and vote on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

CAMCO will oppose the election of directors who vote to approve golden parachutes that are not ratified by shareowners.

C. Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Mergers and acquisitions frequently raise significant issues of corporate strategy, and as such should be considered very carefully by shareowners. Mergers, in particular, may have the effect of profoundly changing corporate governance, for better or worse, as two corporations with different cultures, traditions, and strategies become one.

•	Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

CAMCO will support proposals that consider non-financial impacts of mergers.

CAMCO will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social and environmental performance.

CAMCO will ordinarily oppose proposals for corporate acquisition, takeover, restructuring plans that include significant new takeover defenses, or that merge a non-nuclear and a nuclear utility, or that pose other potential financial, social, or environmental risks or liabilities.

•	Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

CAMCO will support proposals calling for shareowner approval of poison pills or shareholder rights plans.

CAMCO will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

•	Greenmail

Greenmail is the premium a takeover target firm offers to a corporate raider in exchange for the raider’s shares. This usually means that the bidder’s shares are purchased at a price higher than market price, discriminating against other shareowner.

CAMCO will ordinarily support anti-greenmail provisions and oppose the payment of greenmail.

•	Opt-Out of State Anti-takeover Law

Several states have enacted anti-takeover statutes to protect companies against hostile takeovers. In some, directors or shareowners are required to opt in for such provisions to be operational; in others, directors or shareowners may opt out. Hostile takeovers come in many forms. Some offer advantages to shareowners by replacing current management with more effective management. Others do not. Shareowners of both the acquirer and the target firms stand to lose or gain significantly, depending on the terms of the takeover, the strategic attributes of the takeover, and the price and method of acquisition. In general, shareowners should have the right to consider all potential takeovers, hostile or not, and vote their shares based on their assessment of the particular offer.

CAMCO will ordinarily support proposals for bylaw changes allowing a company to opt out of state anti-takeover laws and will oppose proposals requiring companies to opt into state anti-takeover statutes.

II. CONFLICT OF INTEREST POLICY

CAMCO believes, generally, adherence to its Proxy Voting Policy will leave little opportunity for a material conflict of interest to emerge between itself and any of the Calvert Funds, on the one hand, and the Calvert Funds’ sub-advisor, principal underwriter, or an affiliated person of the Fund, on the other hand.

Nonetheless, upon the occurrence of the exercise of voting discretion where there is a variance in the vote from the Proxy Voting Policy, which could lend itself to a potential conflict between these interests, a meeting of the Calvert Fund Audit Committee that holds that security will be immediately convened to determine how the proxy should be voted.

Revised June 2003.

Revised August 2004.

Approved December 2004.

Revised October 2007.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1. OPERATIONAL ITEMS

1.1 Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2 Amend Minor Bylaws.

•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3 Change Company Name.

•	Vote WITH Management

1.4 Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5 Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6 Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

¡	An auditor has a financial interest in or association with the company, and is therefore not independent.

¡	Fees for non-audit services are excessive.

¡	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

2.1 Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

¡	Composition of the board and key board committees

¡	Attendance at board meetings

¡	Corporate governance provisions and takeover activity

¡	Long-term company performance relative to a market index

¡	Directors’ investment in the company

¡	Whether the chairman is also serving as CEO

¡	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

¡	Attend less than 75% of the board and committee meetings without a valid excuse.

¡	Implement or renew a dead-hand or modified dead-hand poison pill

¡	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

¡	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

¡	Failed to act on takeover offers where the majority of the shareholders tendered their shares.

¡	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

¡	Are audit committee members; and the non-audit fees paid to the auditor are excessive.

¡	Enacted egregious corporate governance policies or failed to replace management as appropriate.

¡	Are inside directors or affiliated outside directors; and the full board is less than majority independent.

¡	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

¡	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):

¡	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

¡

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2 Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3 Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4 Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

2.5 Require Majority Vote for Approval of Directors

•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6 Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

¡	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

¡	Only if the director’s legal expenses would be covered.

2.7 Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8 Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9 Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

¡	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

¡	Two-thirds independent board

¡	All-independent key committees

¡	Established governance guidelines

¡

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 Stock Ownership Requirements

•

Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•

Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13 Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

¡	Long-term financial performance of the target company relative to its industry

¡	Management’s track record

¡	Background to the proxy contest

¡	Qualifications of director nominees (both slates)

¡	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

¡	Stock ownership position

3.2 Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

•

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4 Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5 Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6 Establish Shareholder Advisory Committee

•	Vote WITH Management

4.7 Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

5.1 Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

¡	Purchase price

¡	Fairness opinion

¡	Financial and strategic benefits

¡	How the deal was negotiated

¡	Conflicts of interest

¡	Other alternatives for the business

¡	Non-completion risk

5.3 Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

¡	Impact on the balance sheet/working capital

¡	Potential elimination of diseconomies

¡	Anticipated financial and operating benefits

¡	Anticipated use of funds

¡	Value received for the asset

¡	Fairness opinion

¡	How the deal was negotiated

¡	Conflicts of interest

5.4 Bundled Proposals

•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

¡	Dilution to existing shareholders’ position

¡	Terms of the offer

¡	Financial issues

¡	Management’s efforts to pursue other alternatives

¡	Control issues

¡	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

¡	The reasons for the change

¡	Any financial or tax benefits

¡	Regulatory benefits

¡	Increases in capital structure

¡	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

¡	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

¡	Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

¡	Offer price/premium

¡	Fairness opinion

¡	How the deal was negotiated

¡	Conflicts of interests

¡	Other alternatives/offers considered

¡	Non-completion risk

5.9 Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

¡	Percentage of assets/business contributed

¡	Percentage of ownership

¡	Financial and strategic benefits

¡	Governance structure

¡	Conflicts of interest

¡	Other alternatives

¡	Non-completion risk

5.10 Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

¡	Prospects of the combined company, anticipated financial and operating benefits

¡	Offer price (premium or discount)

¡	Fairness opinion

¡	How the deal was negotiated

¡	Changes in corporate governance

¡	Change in the capital structure

¡	Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

¡	Dilution to existing shareholders’ position

¡	Terms of the offer

¡	Financial issues

¡	Management’s efforts to pursue other alternatives

¡	Control issues

¡	Conflicts of interest

5.13 Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

¡	Tax and regulatory advantages

¡	Planned use of the sale proceeds

¡	Valuation of spinoff

¡	Fairness opinion

¡	Benefits to the parent company

¡	Conflicts of interest

¡	Managerial incentives

¡	Corporate governance changes

¡	Changes in the capital structure

5.14 Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

•

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

¡	It is intended for financing purposes with minimal or no dilution to current shareholders

¡	It is not designed to preserve the voting power of an insider or significant shareholder

7.4 Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5 Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8 Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

¡	More simplified capital structure

¡	Enhanced liquidity

¡	Fairness of conversion terms

¡	Impact on voting power and dividends

¡	Reasons for the reclassification

¡	Conflicts of interest

¡	Other alternatives considered

7.9 Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11 Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3 Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4 Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

•	Vote FOR plans which do not

8.6 Director Retirement Plans

•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

•

Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7 Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

¡	Historic trading patterns

¡	Rationale for the repricing

¡	Value-for-value exchange

¡	Option vesting

¡	Term of the option

¡	Exercise price

¡	Participation

8.8 Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

¡	Purchase price is at least 85% of fair market value

¡	Offering period is 27 months or less

¡	The number of shares allocated to the plan is 10% or less of the outstanding shares

•	Votes AGAINST employee stock purchase plans where any of the following apply:

¡	Purchase price is at least 85% of fair market value

¡	Offering period is greater than 27 months

¡	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote WITH MANAGEMENT

8.12 401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 Shareholder Proposals Regarding Executive and Director Pay

•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14 Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

¡	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

¡	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

¡	The parachute should be less attractive than an ongoing employment opportunity with the firm

¡	The triggering mechanism should be beyond the control management

¡	The amount should not exceed three times base salary plus guaranteed benefits

8.16 Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17 Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

L. PROXY VOTING POLICIES AND PROCEDURES OF SECTORAL ASSET MANAGEMENT, INC.

1. Introduction

Rule 206(4)-6 under the Advisers Act requires an adviser with voting responsibilities for its client’s securities to comply with the following responsibilities:

1.	Policies must be in writing;

2.	Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3.	Policies must describe how the adviser resolves those conflicts in the interest of clients;

4.	An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client’s proxies and not those of other clients;

5.	An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6.	An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:

a.	Copies of its proxy voting policies and procedures;

b.	Copies of each proxy statement received;

c.	Records of votes cast;

d.	Records of all communications received whether oral or written;

e.	Internal documents created that were material to the voting decision; and

f.	A record of each client request for proxy voting records (including the date of the request, the name of the client and date of the response) and the advisers response.

7.	An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8.	In voting proxies, an adviser must act prudently and solely in the interest of clients.

2. Proxy Voting Authority

Unless otherwise specifically directed by a client in writing, S.A.M. is responsible for the voting of all proxies related to securities that it manages on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

3. Statements of Policies and Procedures

A.	Policy Statement. The Advisers Act requires S.A.M., at all times, to act solely in the best interest of its clients. S.A.M. has adopted and implemented these Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Advisers Act.

S.A.M. has established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, S.A.M. generally votes proxies in accordance with management’s recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with its fiduciary duty to ensure that proxies are voted in the best interest of its clients, S.A.M. may from time to time vote proxies against management’s recommendations.

B.	Conflicts of Interest. S.A.M. has established the following policies to prevent the occurrence of a conflict of interest:

1.	S.A.M. does not manage any pension plan of companies in which S.A.M. invests.

2.	Neither S.A.M. nor its affiliates offer any other services than investment advisory.

3.	S.A.M.’s officers do not participate on the board of any company in which S.A.M. could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of S.A.M.’s external directors is a member of a board of a company in S.A.M.’s universe, it will not invest in that company.

4.	S.A.M. offers the option to its clients to vote or not their proxies.

5.	As described below S.A.M. has delegated the voting of proxies to a third party.

6.	If a client wishes to intervene in the proxy voting process, they are free to do so.

Although S.A.M. believes the above measures will largely prevent the occurrence of material conflicts of interest, S.A.M. acknowledges that other conflicts of interest may arise from time to time and S.A.M. takes additional measures to address those conflicts. Specifically, S.A.M. reviews proxies to assess the extent, if any, to which there may be a material conflict between the interests of its clients and its interests (including those of its affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a “potential conflict”). S.A.M. performs this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If S.A.M. determines that a potential conflict may exist, S.A.M. shall promptly report the matter to the CCO (Jérôme Pfund). The CCO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of S.A.M.’s clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CCO may determine that S.A.M. resolves a potential conflict in any of the following manners:

1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, S.A.M. may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on its part;

2.	S.A.M. may disclose the potential conflict to its clients and obtain the consent of a majority in interest of its clients before voting in the manner approved by a majority in interest of its clients;

3.	S.A.M. may engage an independent third-party to determine how the proxy should be voted; or

S.A.M. uses commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of S.A.M.’s senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities.

1.	Limited Value. S.A.M. may abstain from voting a client proxy if it concludes that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. S.A.M. may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with its fiduciary duties, S.A.M. will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. S.A.M.’s decision will take into account the effect that the vote of its clients, either by itself or together with other votes, is expected to have on the value of its client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Client Guidelines. S.A.M. votes a client’s proxies in accordance with the client’s investment guidelines.

b.	Mutual Funds. S.A.M. votes proxies of its mutual fund clients, if any, subject to the funds’ applicable investment restrictions.

c.	ERISA Accounts. S.A.M. votes proxies of its ERISA clients, if any, in accordance with its duty of loyalty and prudence, in compliance with the plan documents, as well as its duty to avoid prohibited transactions.

4.	Shareblocking. Shareblocking occurs when certain foreign countries “freeze” company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client’s account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. S.A.M.’s policy is generally to vote all shares in shareblocking countries unless, in its experience, trade settlement would be unduly restricted.

5.	Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client’s custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, S.A.M. is not required to vote securities on loan unless it has knowledge of a material voting event that could affect the value of the loaned securities. In this event, S.A.M. may, in its sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

6.	Client Direction. Unless otherwise directed by a client in writing, S.A.M. is are responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct S.A.M. in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. S.A.M. will follow any such written direction for proxies after its receipt of such written direction.

D.	Disclosure. A client for whom S.A.M. is responsible for voting proxies may obtain information from S.A.M. regarding how it voted the client’s proxies. Clients should contact their portfolio manager to make such a request.

E.	Review and Changes. S.A.M. shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon its experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, S.A.M. may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of S.A.M.’s Proxy Voting Policies and Procedures from their portfolio manager.

F.	Delegation. As described in Item 5 below, S.A.M. has delegated certain of its responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services (“ISS”), but S.A.M. has retained final authority and fiduciary responsibility for proxy voting and it will monitor ISS’s compliance with these Proxy Voting Policies and Procedures.

4. Administration of Policies and Procedures

A.

CCO. The CCO is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The CCO also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the CCO sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

B.	Investment Support Group. The Investment Support Group (“Investment Support Group”) of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and S.A.M. on July 3,2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and S.A.M.

C.	Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

5. How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, S.A.M. has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While S.A.M. relies upon ISS research in establishing its proxy voting guidelines, and many of its guidelines are consistent with ISS positions, it may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to S.A.M.’s clients on request.

A.	Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to S.A.M. indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to S.A.M. shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, S.A.M. shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on S.A.M.’s domicile. ISS shall also keep a record of all proxies voted on our behalf.

B.	Monitoring and Resolving Conflicts of Interest. S.A.M. is also responsible for monitoring and resolving possible material conflicts between its interests and those of its clients with respect to proxy voting. Application of S.A.M.’s guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since its voting guidelines are predetermined by S.A.M. using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with its guidelines, together with the Proxy Administrator, S.A.M. will review all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. S.A.M. also assesses whether any business or other relationships between it and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the CCO for immediate resolution.

6. Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests S.A.M. to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

S.A.M. retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as S.A.M.’s voting guidelines and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

THRIVENT SERIES FUND, INC.

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Articles of Incorporation of the Registrant (2)

(a)(2)	Amendment to Articles of Incorporation increasing authorized shares (8)

(b)	Restated Bylaws of the Registrant (16)

(c)	Not applicable

(d)(1)	Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (5)

(d)(2)	Form of Amendment No. 4 to Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (17)

(d)(3)	Form of Investment Subsidiary Agreement (*)

(e)	Not Applicable

(f)	Not applicable

(g)(1)	Custodian Contract between the Registrant and State Street Bank and Trust Company (2)

(g)(2)	Amendment to Custodian Contract dated February 1, 1989 (1)

(g)(3)	Amendment to Custodian Contract dated January 11, 1990 (1)

(g)(4)	Restated Amendment to Custodian Contract dated October 6, 2000 (4)

(h)(1)	Expense Reimbursement Letter Agreement (17)

(h)(2)	Administration Contract effective January 1, 2004 between Registrant and Thrivent Financial for Lutherans (9)

(h)(3)	Letter Amendment dated January 30, 2004 to Administration Contract (9)

(h)(4)	Letter Agreement to Administration Contract dated April 5, 2005 (15)

(h)(5)	Form of Letter Agreement to Administration Contract dated , 2008 (17)

(h)(6)	Accounting Service Agreement effective April 1, 2003 (7)

(h)(7)	Form of Amendment No. 3 to Accounting Services Agreement (17)

(h)(8)	Participation Agreement among Registrant, Thrivent Financial for Lutherans, and the Thrivent Retirement Plans (15)

(h)(9)	Participation Agreement among Registrant, Thrivent Financial for Lutherans and the separate accounts (9)

(h)(10)	Participation Agreement among Registrant, Thrivent Life Insurance Company and the separate accounts (9)

(i)	Opinion and Consent of Counsel (*)

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)(1)	Rule 17j-1 Code of Ethics of Registrant *

(p)(2)	Sarbanes-Oxley Code of Ethics of Registrant (12)

(p)(3)	Rule 17j-1 Code of Ethics of Mercator Asset Management LP (11)

(p)(4)	Rule 17j-1 Code of Ethics of Principal Global Investors, LLC (6)

(p)(5)	Rule 17j-1 Code of Ethics of Goldman Sachs Asset Management, L.P. (14)

(p)(6)	Rule 17j-1 Code of Ethics of Aberdeen Asset Management Inc. (*)

(p)(7)	Rule 17j-1 Code of Ethics of Victory Capital Management Inc. (*)

(p)(8)	Rule 17j-1 Code of Ethics of Atlanta Capital Management Company, L.L.C. (*)

(p)(9)	Rule 17j-1 Code of Ethics of BlackRock Investment Management, LLC (*)

(p)(10)	Rule 17j-1 Code of Ethics of Calamos Advisors LLC (*)

(p)(11)	Rule 17j-1 Code of Ethics of Calvert Asset Management Company, Inc. (*)

(p)(12)	Rule 17j-1 Code of Ethics of OppenheimerFunds Inc. (*)

(p)(13)	Rule 17j-1 Code of Ethics of Sectoral Asset Management Inc. (*)

(q)	Powers of Attorney (*)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

*	Filed herewith

(1)	Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed November 1, 1995.

(2)	Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

(3)	Incorporated by reference from Post-Effective Amendment No. 24 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed February 24, 2000.

(4)	Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 20, 2001.

(5)	Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.

(6)	Incorporated by reference from Post-Effective Amendment No. 34 to the registration statement of Templeton Funds, Inc., file no. 002-60067, filed December 27, 2002.

(7)	Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of LB Series Fund, Inc. file no. 33-3677, filed on November 14, 2003.

(8)	Incorporated by reference from initial Form N-14 registration statement of LB Series Fund, Inc., file no. 333-111964, filed January 16, 2004.

(9)	Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement on Form N-14 of LB Series Fund, Inc., file no. 333-111964, filed February 26, 2004.

(10)	Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement of the PIMCO Funds, file no. 33-12113, filed on May 18, 2000.

(11)	Incorporated by reference from Post-Effective Amendment No. 31 to the registration statement of the Thrivent Series Funds, Inc., file no. 33-3677, filed on March 2, 2004.

(12)	Incorporated by reference from Post-Effective Amendment No. 54 to the registration statement of Thrivent Mutual Funds, file no. 33-12911, filed on December 23, 2004.

(13)	Incorporated by reference from Post-Effective Amendment No. 2 to the registration statement of Thrivent Financial Securities Lending Trust, file no. 811-21622, filed on February 4, 2005.

(14)	Incorporated by reference from Post-Effective Amendment No. 32 to the registration statement of the Thrivent Series Funds, Inc., file no. 33-3677, filed on February 11, 2005.

(15)	Incorporated by reference from Post-Effective Amendment No. 33 to the registration statement of the Thrivent Series Funds, Inc., file no. 33-3677, filed on April 22, 2005.

(16)	Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement of the Thrivent Series Funds, Inc., file no. 33-3677, filed on April 17, 2007.

(17)	To be filed by amendment.

Item 24.	Persons Controlled by or under Common Control with Registrant

Registrant is an open-end management investment company organized as a Minnesota corporation on February 24, 1986. Registrant’s sponsor and investment adviser, Thrivent Financial for Lutherans (“Thrivent Financial”), is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Thrivent Financial provides high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except Thrivent Property & Casualty Insurance Agency, Inc.

Parent Company		Thrivent Financial for Lutherans (Wisconsin corp.; fraternal benefit society offering financial services and products)

Holding Company		Thrivent Financial Holdings, Inc. (Delaware corp.; no independent operations)

Wholly-owned Subsidiaries of Thrivent Financial Holdings, Inc.	Thrivent Investment Management Inc. (Delaware corp.; broker-dealer and investment adviser)	Thrivent Financial Bank (Federal charter; federally chartered bank)	North Meadows Investment Ltd. (Wisconsin corp.; organized for the purpose of holding and investing in real estate)

	Thrivent Service Organization, Inc. (Wisconsin corp.)	Thrivent Life Insurance Company (Minnesota corp.; life insurance company)	Thrivent Property & Casualty Insurance Agency, Inc. (Minnesota corp.; auto and homeowners insurance agency)

	Thrivent Insurance Agency Inc. (Minnesota corp.; licensed life and health insurance agency)	Thrivent Financial Investor Services Inc. (Pennsylvania corp.; transfer agent)	Thrivent Financial Lifelong Resources Inc. (Minnesota corp.; currently not engaged in any form of business)

Wholly-owned Subsidiary of Thrivent Life Insurance Company		Thrivent Asset Management LLC (DE Limited liability co.; Investment adviser)

Item 25.	Indemnification

Section 4.01 of Registrant’s First Amended and Restated Bylaws, filed as an Exhibit to this Registration Statement, contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the Investment Company Act of 1940.

Item 26.	Business and Other Connections of the Investment Adviser

Thrivent Financial for Lutherans (the “Adviser”) is the investment adviser of the Registrant. The Adviser is primarily engaged in the business of a fraternal benefit society organized under Wisconsin law. Additional information about the Adviser’s financial industry activities or affiliations is set forth in the Form ADV of Adviser currently on file with the Securities and Exchange Commission (File No. 801-60701). The principal business address of the Adviser is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

The directors and officers of the Adviser are listed below, together with their principal occupations during the past two years. (Their titles may have varied during that period.) Unless otherwise indicated, the principal business address of the individuals listed below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name, Principal Occupation and Principal Business Address	Positions and Offices with Adviser
Bruce J. Nicholson President and Chief Executive Officer Thrivent Financial for Lutherans	Chairman, President and Chief Executive Officer

Dr. Addie J. Butler Formerly Assistant to Vice President for Academic Affairs Community College of Philadelphia 1700 Spring Garden Street Philadelphia, PA 19130	Director

Name, Principal Occupation and Principal Business Address	Positions and Offices with Depositor
James M. Hushagen Partner Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacoma, WA 98402	Director

F. Mark Kuhlman Co-Chief Executive Officer SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, MO 63146	Director

Richard C. Lundell President R.C. Lundell, Inc. 7341 Dogwood Excelsior, MN 55331	Director

John P. McDaniel President and Chief Executive Officer MedStar Health 5565 Sterrett Place Columbia, MD 21044	Director

Paul W. Middeke President, Concordia Plans The Lutheran Church–Missouri Synod, Worker Benefit Plans 1333 South Kirkwood Rd. St. Louis, MO 63122	Director

Frank H. Moeller Chief Executive Officer St. David’s Community Health Foundation 811 Barton Springs, Suite 600 Austin, TX 78704	Director

Alice M. Richter Formerly Partner KPMG	Director

James H. Scott Formerly Executive Director Morgan Stanley Investment Mgt. Van Kampen Funds, Inc. 1236 Cornerstone Blvd. #473 Dowingtown, PA 19335	Director

Dr. Kurt M. Senske President and Chief Executive Officer Lutheran Social Services of the South 8305 Cross Park Drive Austin, TX 78714	Director

Dr. Albert Siu Vice President Learning Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, MA 01761-1537	Director

Allen R. Spies	Director

Adrian M. Tocklin Formerly President and Chief Executive Officer CNA Financial, Diversified Operations	Director

Pamela J. Moret	Executive Vice President, Strategic Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, WI 54919	Executive Vice President, Chief Administrative Officer

James A Thomsen	Executive Vice President, Field Distribution

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Holly J. Morris	Senior Vice President and Chief Information Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Timothy J. Lehman	Senior Vice President, Marketing

Jennifer H. Martin	Senior Vice President, Human Resources

Nikki L. Sorum	Senior Vice President, Distribution

Russell W. Swansen	Senior Vice President–Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

The business and other connections of the officers and directors of Mercator Asset Management LP are set forth in the Form ADV of Mercator Asset Management LP currently on file with the Securities and Exchange Commission (File No. 801-50347).

The business and other connections of the officers and directors of Principal Global Investors, LLC are set forth in the Form ADV of Principal Global Investors, LLC currently on file with the Securities and Exchange Commission (File No. 801-55959).

The business and other connections of the officers and directors of Goldman Sachs Asset Management, L.P. are set forth in the Form ADV of Goldman Sachs Asset Management, L.P. on file with the Securities and Exchange Commission (file No. 801-37591).

The business and other connections of the officers and directors of Aberdeen Asset Management Inc. are set forth in the Form ADV of Aberdeen Asset Management Inc. on file with the Securities and Exchange Commission (file No. 801-49966).

The business and other connections of the officers and directors of Victory Capital Management Inc. are set forth in the Form ADV of Victory Capital Management Inc. on file with the Securities and Exchange Commission (file No. 801-46878).

The business and other connections of the officers and directors of Atlanta Capital Management Company, L.L.C. are set forth in the Form ADV of Atlanta Capital Management, LLC on file with the Securities and Exchange Commission (file No. 801-60673).

The business and other connections of the officers and directors of BlackRock Investment Management, LLC are set forth in the Form ADV of BlackRock Investment Management, LLC on file with the Securities and Exchange Commission (file No. 801-56972).

The business and other connections of the officers and directors of Calamos Advisors LLC are set forth in the Form ADV of Calamos Advisors, LLC on file with the Securities and Exchange Commission (file No. 801-29688).

The business and other connections of the officers and directors of Calvert Asset Management Company, Inc. are set forth in the Form ADV of Calvert Asset Management Company, Inc. on file with the Securities and Exchange Commission (file No. 801-17044).

The business and other connections of the officers and directors of OppenheimerFunds Inc. are set forth in the Form ADV of OppenheimerFunds, Inc. on file with the Securities and Exchange Commission (file No. 801-08253).

The business and other connections of the officers and directors of Sectoral Asset Management Inc. are set forth in the Form ADV of Sectoral Asset Management, Inc. on file with the Securities and Exchange Commission (file No. 801-60079).

Item 27.	Principal Underwriters

Not Applicable

Item 28.	Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain records, including records relating to Registrant’s shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant’s custodian at the following locations:

Name	Address
Wells Fargo Bank Minnesota, N.A.	Sixth and Marquette Avenue Minneapolis, Minnesota 55402

State Street Bank and Trust Company	225 Franklin Street Boston, Massachusetts 02110

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Minneapolis and State of Minnesota, on the 8th day of February, 2008.

THRIVENT SERIES FUND, INC.

By:	/s/ John L. Sullivan
John L. Sullivan
Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amendment to this registration statement has been signed below by the following persons in the capacities indicated on the 8th day of February, 2008.

Signature	Title

/s/ Pamela J. Moret Pamela J. Moret	President and Director

/s/ Gerard V. Vaillancourt Gerard V. Vaillancourt	Treasurer

* F. Gregory Campbell	Director

* Herbert F. Eggerding, Jr.	Director

* Noel K. Estenson	Director

* Richard L. Gady	Director

* Richard A. Hauser	Director

* Connie M. Levi	Director

* Douglas D. Sims	Director

* Edward W. Smeds	Chairman and Director

* Constance L. Sauders	Director

*	John L. Sullivan, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Series Fund, Inc. pursuant to a power of attorney duly executed by such persons.

By:	/s/ John L. Sullivan
John L. Sullivan
Attorney-in-Fact

Index to Exhibits

(d)(3)	Form of Investment Subadvisory Agreement

(i)	Opinion and Consent of Counsel

(p)(1)	Code of Ethics of Registrant

(p)(6)	Code of Ethics of Aberdeen Asset Management Inc.

(p)(7)	Code of Ethics of Victory Capital Management Inc.

(p)(8)	Code of Ethics of Atlanta Capital Management Company, L.L.C.

(p)(9)	Code of Ethics of BlackRock Investment Management, LLC

(p)(10)	Code of Ethics of Calamos Advisors LLC

(p)(11)	Code of Ethics of Calvert Asset Management Company, Inc.

(p)(12)	Code of Ethics of OppenheimerFunds Inc.

(p)(13)	Code of Ethics of Sectoral Asset Management Inc.

(q)	Powers of Attorney